UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	03/31/20

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNMY Mellon Diversified Emerging Markets Fund

BNY Mellon International Equity Fund

BNY Mellon Small Cap Growth Fund

BNY Mellon Small Cap Value Fund

BNY Mellon Small/Mid Cap Growth Fund

BNY Mellon Tax Sensitive Total Return Bond Fund

FORM N-CSR

Item 1.           Reports to Stockholders.

BNY Mellon Diversified Emerging Markets Fund

SEMIANNUAL REPORT March 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Diversified Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Diversified Emerging Markets Fund, covering the six-month period from October 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the positive outlook was short-lived, as concerns over the spread of the coronavirus roiled markets the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Many indices, particularly in the U.S., reported historically low returns for the first quarter of 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. The Fed cut the target overnight lending rate by 25 basis points in October 2019 in an effort to support the U.S. economy. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements in global economic growth during the coming year. However, concerns regarding COVID-19 and the resulting economic impact caused yields throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020. In March, the Fed cut rates twice, resulting in an overnight lending target-rate of nearly zero at the end of the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

April 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through March 31, 2020, as provided by portfolio managers Julianne McHugh, Peter D. Goslin, CFA, Syed A. Zamil, CFA, and Chris Yao, CFA of Mellon Investments Corporation, Sub-Investment Adviser

Chris Yao was added to the portfolio management team in December 2019.

Market and Fund Performance Overview

For the six-month period ended March 31, 2020, BNY Mellon Diversified Emerging Markets Fund’s Class A shares produced a total return of -15.26%, Class C shares returned -15.58%, Class I shares returned -15.01% and Class Y shares returned -15.00%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a return of -14.55% for the same period.2

Emerging-markets stocks generally posted losses during the reporting period, due in part to volatility created by the spread of the COVID-19. The fund underperformed the Index, due to three of the four underlying strategies trailing their respective benchmarks.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in countries considered to be emerging markets, including other investment companies that invest in such securities.

The fund uses a “manager-of-managers” approach by selecting one or more experienced investment managers to serve as sub-advisers to the fund. The fund also uses a “fund-of-funds” approach by investing in one or more underlying funds. The fund currently allocates its assets among the emerging market equity strategies that are separately employed by: (i) Mellon Investments Corporation (Mellon), the fund’s sub-adviser, through its Active Equity portfolio management team (the Active Equity Strategy); (ii) Mellon through its Multi-Factor Equity portfolio management team (the Multi-Factor Equity Strategy); (iii) BNY Mellon Global Emerging Markets Fund, an affiliated underlying fund, which is sub-advised by Newton Investment Management Limited (the Newton Fund); and (iv) BNY Mellon Strategic Beta Emerging Markets Equity Fund, an affiliated underlying fund, which is sub-advised by Mellon (the Strategic Beta Fund). BNY Mellon Investment Adviser, Inc. determines the investment strategies and sets the target allocations.

Geopolitical Events and Disease Drive Market Activity

Emerging markets rose very strongly in the final quarter of 2019. The global economic environment remained sluggish, but sentiment improved, as China and the U.S. reached a

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

‘phase one’ trade agreement. The People’s Bank of China cut its bank-funding rate but did not aggressively stimulate, in stark contrast to the U.S., where the slowdown led to rapid loosening of policy and a consequent spike in money-supply growth. The positive sentiment carried over into the new year; however, the strong emerging market equity index gains that had accumulated by mid-January started to reverse, as optimism about the ‘phase one’ U.S.-China trade agreement was replaced by escalating tensions between the U.S. and Iran, following a drone attack by the U.S. that killed a senior Iranian general, and as fears grew over the potential impact of the outbreak of the COVID-19 in China. By the end of the quarter, emerging markets, along with all global markets, had suffered substantial falls, as COVID-19 spread across the world and many countries went into lockdown, essentially mothballing large parts of the global economy. The situation was exacerbated by a breakdown in the OPEC (Organization of the Petroleum Exporting Countries) alliance, led by Russia, seeing an opportunity to disrupt higher cost competition in the U.S. In recognition of the worsening economic conditions brought by the global pandemic, many global authorities—including the central People’s Bank of China—intervened, with an unprecedented level of stimulus being directed at markets, ultimately followed by very significant measures from the U.S. Federal Reserve (the “Fed”) and the European Central Bank to underpin markets and economies.

Most Underlying Strategies Produce Negative Relative Results

The Active Equity Strategy underperformed the Index, in part due to security selection within the industrials, health care and financials sectors. From a country perspective, selection among companies based in India, South Korea and Brazil provided the biggest headwind. India-based civil engineering and infrastructure company Larsen & Toubro was among the largest individual detractors from performance, as was Brazil’s energy company Petroleo Brasileiro. Better results were achieved elsewhere within the portfolio. Allocation and stock selection decisions within the information technology, real estate and communication services sectors were positive. From a country standpoint, South Africa, Thailand and Indonesia benefited results. South Africa-based pharmacy chain Clicks Group was among the top contributors to results, as were several Thailand- and Indonesia-based banks.

The Multi-Factor Equity Strategy lagged the Index in a period when investors rewarded growth stocks and generally penalized value and dividend yielding stocks. Stock selection within the communication services and financials sectors detracted, as did positions in companies based in South Korea and South Africa. South Africa-based financials company Nedbank Group was among the leading detractors from overall performance for the period,

4

as was Brazil-based meat processing company JBS. Conversely, the strategy benefited from stock selection within the materials sector and security choices among companies based in Brazil and Thailand. Two Hong Kong-based materials companies were among the leading individual contributors to performance. The companies were Anhui Conch Cement and China National Building Materials. The Strategic Beta Fund trailed the Index as a result of stock selection within the communication services and consumer discretionary sectors. From a country standpoint, companies based in China and South Korea provided the largest headwind. Relatively low exposure to Tencent Holdings was the largest individual detractor from performance for the period. However, the strategy’s performance benefited from several other positions. Stock selection within the financials and materials sectors was accretive to performance, and companies based in India and Taiwan provided the biggest tailwind to results. Taiwanese technology company Hon Hai Precision Industry was the largest individual contributor to positive returns.

Conversely, the Newton Fund outpaced its benchmark by a comfortable margin on a gross basis. At the sector level, the fund benefited most from stock selection within the consumer discretionary and financials sectors and from a lack of exposure to energy companies. At a country level, some of the biggest losers in the market decline were ‘commodity countries’ such as Brazil and Russia, where the fund has little exposure, aiding relative performance as asset prices and currencies fell. The top individual contributor to performance over the period was online food-delivery business Delivery Hero. A position in Samsung SDI also bolstered results. On the other hand, the fund’s low weighting in health care, in particular, the void in pharmaceutical stocks, was detrimental as they performed relatively well in the sell-off, owing to their defensive nature. At a country level, the overweight in India was the largest detractor. Brazilian travel company CVC was the largest individual stock detractor.

Finding Opportunities in the Emerging Markets

We are cautiously optimistic on emerging market equity growth opportunities as we move through the next several months, and the virus effect peaks and wanes. U.S. and other developed market policy will likely be biased to loosening, which can be supportive of a yield pickup in emerging markets. This may benefit currencies and may even reduce the discount rate for equities, particularly those with good structural growth opportunities.

Each of the fund’s underlying strategies and underlying funds employs its own distinctive approach to investing in emerging-market equities, and all report that they have continued to

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

find opportunities that meet their investment criteria across a wide variety of markets and industry groups.

April 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging-market countries.

The ability of the fund to achieve its investment goal depends, in part, on the ability of BNY Mellon Investment Adviser, Inc. to allocate effectively the fund’s assets among investment strategies, sub-advisers and underlying funds. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal or that an investment strategy, sub-adviser or underlying fund will achieve its particular investment objective.

Each strategy of the sub-adviser makes investment decisions independently, and it is possible that the investment styles of the individual strategies of the sub-adviser may not complement one another. As a result, the fund’s exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single investment strategy.

The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest. When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Diversified Emerging Markets Fund from October 1, 2019 to March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.16	$10.60	$4.44	$4.02
Ending value (after expenses)	$847.40	$844.20	$849.90	$850.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.82	$11.58	$4.85	$4.39
Ending value (after expenses)	$1,017.25	$1,013.50	$1,020.20	$1,020.65

†Expenses are equal to the fund’s annualized expense ratio of 1.55% for Class A, 2.30% for Class C, .96% for Class I and .87% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

March 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 53.4%
Argentina - .3%
Globant	3,578	[a,b]	314,435
Grupo Financiero Galicia, ADR	16,300	[b]	114,915
			429,350
Brazil - 2.3%
B3 - Brasil Bolsa Balcao	18,800		128,913
Banco do Brasil	77,900		416,029
BB Seguridade Participacoes	28,400		137,188
BR Malls Participacoes	4,235	[b]	8,053
BRF	4,800	[b]	13,949
CCR	169,600		388,414
Cia de Saneamento Basico do Estado de Sao Paulo	24,200		181,124
Cia Siderurgica Nacional	47,900	[b]	64,806
EDP - Energias do Brasil	193,600		605,454
IRB Brasil Resseguros	31,400		58,617
JBS	84,100	[b]	329,207
Minerva	315,800	[b]	483,172
Petroleo Brasileiro, ADR	59,913		322,931
Tim Participacoes	75,000		181,434
Vale	35,800		297,639
YDUQS Part	69,700	[b]	300,472
			3,917,402
Chile - .2%
Enel Americas	2,792,900		341,322
Enel Generacion Chile	72,000		25,657
			366,979
China - 20.0%
Alibaba Group Holding, ADR	38,830	[b]	7,551,658
Anhui Conch Cement, Cl. H	219,000	[b]	1,513,944
ANTA Sports Products	74,000		534,861
BAIC Motor, Cl. H	772,500	[b,c]	303,648
Beijing Capital International Airport, Cl. H	430,000	[b]	273,416
CGN Power, Cl. H	540,000	[c]	123,533
China CITIC Bank, Cl. H	1,191,000		586,509
China Coal Energy, Cl. H	1,015,000	[b]	280,483
China Construction Bank, Cl. H	3,054,000		2,489,234
China Everbright Bank, Cl. A	12,400	[b]	6,330
China Evergrande Group	40,000	[b]	65,845
China Medical System Holdings	282,000	[b]	304,001
China National Building Material, Cl. H	456,000		494,995

8

Description	Shares		Value ($)
Common Stocks - 53.4% (continued)
China - 20.0% (continued)
China Resources Sanjiu Medical & Pharmaceutical, Cl. A	89,300	[b]	349,972
China Shenhua Energy, Cl. H	116,000		220,058
China Vanke, Cl. H	11,300	[b]	37,013
China Yangtze Power, Cl. A	120,800	[b]	293,798
Chongqing Rural Commercial Bank, Cl. H	183,000	[b]	74,880
CNOOC	930,000		969,595
Country Garden Holdings	29,000		34,815
ENN Energy Holdings	68,200		655,879
Gree Electric Appliances of Zhuhai, Cl. A	45,000	[b]	332,532
Li Ning	150,500		436,657
Longfor Group Holdings	7,000	[c]	33,875
Meituan Dianping, Cl. B	54,800	[b]	657,629
Momo, ADR	8,300	[b]	180,027
New China Life Insurance, Cl. H	122,100	[b]	378,546
PICC Property & Casualty, Cl. H	306,000	[b]	294,325
Ping An Insurance Group Company of China, Cl. H	245,000		2,396,629
Shandong Weigao Group Medical Polymer, Cl. H	268,000		337,679
Shanghai Pharmaceuticals Holding, Cl. H	316,600	[b]	536,092
Sino-Ocean Group Holding	22,500		5,692
Sinotruk Hong Kong	207,000	[b]	342,630
Tencent Holdings	159,000		7,753,090
Times China Holdings	293,000		487,233
Tingyi Cayman Islands Holding	176,000		286,734
Weichai Power, Cl. H	255,000	[b]	408,116
Wuliangye Yibin, Cl. A	34,700	[b]	566,245
Yanzhou Coal Mining, Cl. H	336,000		262,397
Zhongsheng Group Holdings	134,500		468,200
Zoomlion Heavy Industry Science and Technology, Cl. H	158,800	[b]	115,125
			33,443,920
Colombia - .3%
Ecopetrol	553,600		265,079
Grupo Aval Acciones y Valores, ADR	47,797		209,351
Interconexion Electrica	25,770		106,074
			580,504
Czech Republic - .2%
Moneta Money Bank	195,526	[c]	404,004
Greece - .5%
Hellenic Telecommunications Organization	34,700	[b]	421,518

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 53.4% (continued)
Greece - .5% (continued)
OPAP	54,676		420,324
			841,842
Hong Kong - 1.9%
Bosideng International Holdings	500,000		116,743
China Mobile	37,500		283,308
China Overseas Land & Investment	26,000		80,234
China Resources Cement Holdings	302,000		358,750
China Resources Land	20,000		82,052
China Unicom Hong Kong	800,000		458,384
Galaxy Entertainment Group	89,000		471,423
Kingboard Laminates Holdings	85,500		78,689
Shanghai Industrial Holdings	80,000		120,533
Shanghai Industrial Urban Development Group	83,000		7,867
Shenzhen International Holdings	115,000		209,196
Shimao Property Holdings	214,500		750,763
Sino Biopharmaceutical	166,000		217,584
			3,235,526
Hungary - .4%
MOL Hungarian Oil & Gas	50,300	[b]	296,413
OTP Bank	10,995	[b]	318,946
			615,359
India - 3.9%
ACC	35,671		451,546
Bajaj Finance	5,000		144,124
Bharti Infratel	133,627		279,906
Dr. Reddy's Laboratories	10,540	[b]	431,122
Hindalco Industries	143,300	[b]	181,234
Hindustan Petroleum	198,461	[b]	494,868
Hindustan Unilever	25,505		767,708
Housing Development Finance	32,682	[b]	698,007
ICICI Bank	109,448	[b]	479,302
Infosys	48,040		403,678
Larsen & Toubro	42,123		445,846
Maruti Suzuki India	5,492	[b]	307,782
Oil & Natural Gas	272,700		246,146
Shriram Transport Finance	45,667		394,044
Tata Consultancy Services	11,300		270,792
Tech Mahindra	37,500		277,952
The Tata Power Company	79,700	[b]	34,604
UPL	66,918	[b]	286,015
			6,594,676

10

Description	Shares		Value ($)
Common Stocks - 53.4% (continued)
Indonesia - .2%
Gudang Garam	114,700	[b]	288,764
Indah Kiat Pulp & Paper	201,900	[b]	49,426
			338,190
Malaysia - .3%
Malaysia Airports Holdings	107,900	[b]	107,102
RHB Bank	351,200	[b]	378,006
			485,108
Mexico - 1.7%
America Movil, Ser. L	1,027,200		610,539
Arca Continental	100,700	[b]	406,451
Coca-Cola Femsa	37,000		148,140
Fibra Uno Administracion	12,700		9,968
Grupo Aeroportuario del Centro Norte	95,900	[b]	324,538
Grupo Aeroportuario del Pacifico, Cl. B	10,000		54,067
Grupo Financiero Banorte, Cl. O	183,500	[b]	502,793
Grupo Mexico, Ser. B	197,300		365,865
Wal-Mart de Mexico	201,100		473,790
			2,896,151
Netherlands - .1%
VEON, ADR	154,232		232,890
Philippines - .5%
Aboitiz Equity Ventures	51,300		37,762
Ayala Land	41,700		24,905
Globe Telecom	5,770		219,344
International Container Terminal Services	268,130		391,506
Metro Pacific Investments	1,765,000		83,389
SM Prime Holdings	44,800	[b]	25,118
			782,024
Poland - .3%
Play Communications	46,101	[b,c]	326,136
Powszechna Kasa Oszczednosci Bank Polski	41,400	[b]	225,903
			552,039
Qatar - .1%
The Commercial Bank	85,600		91,413
Russia - 2.5%
Gazprom, ADR	162,725	[b]	749,675
Lukoil, ADR	27,576		1,643,502
MMC Norilsk Nickel, ADR	6,353		157,321
Rosneft Oil, GDR	11,893		47,984
Sberbank of Russia, ADR	106,434	[b]	1,008,473
Sistema, GDR	5,949	[b]	19,630

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 53.4% (continued)
Russia - 2.5% (continued)
Surgutneftegas, ADR	12,340	[b]	52,396
Tatneft, ADR	4,468		187,423
X5 Retail Group, GDR	12,502		335,773
			4,202,177
Saudi Arabia - .5%
Al Rajhi Bank	41,241		590,506
Etihad Etisalat	37,184	[b]	214,344
			804,850
South Africa - 1.8%
Clicks Group	33,520		482,062
Growthpoint Properties	16,697		11,983
Impala Platinum Holdings	44,541		188,129
Investec	79,200		150,137
Kumba Iron Ore	6,734		104,895
Mediclinic International	88,225		294,308
Naspers, Cl. N	3,790	[b]	538,449
Nedbank Group	28,300		130,557
Ninety One	39,600	[b]	76,054
Redefine Properties	20,141		2,665
Resilient REIT	2,303		4,090
Sibanye Stillwater	788,510	[a,b]	995,033
The Foschini Group	7,400		27,944
			3,006,306
South Korea - 5.8%
Daelim Industrial	6,985		418,559
Doosan Bobcat	4,220		61,115
Hotel Shilla	480		27,499
Hyundai Glovis	2,680		197,580
Hyundai Mobis	8,174		1,125,641
Korea Investment Holdings	13,699		553,511
Korea Zinc	440		127,518
Kumho Petrochemical	5,446		286,775
LG Uplus	18,480		162,915
POSCO	2,697		353,876
Posco International	30,400		280,423
Samsung Electronics	108,527		4,217,805
Samsung Securities	13,700		325,465
Shinhan Financial Group	25,206		586,604
Shinsegae	1,940		345,166
SK Hynix	5,633		381,062
Woori Financial Group	34,560		213,992
			9,665,506

12

Description	Shares		Value ($)
Common Stocks - 53.4% (continued)
Taiwan - 8.2%
Asia Cement	317,000	[b]	413,076
Chailease Holding	420,707	[b]	1,273,312
Chicony Electronics	206,000		516,393
Feng Tay Enterprise	114,500	[b]	492,334
Hon Hai Precision Industry	80,000	[b]	184,951
Lite-On Technology	238,000		321,897
MediaTek	82,000	[b]	873,382
Nanya Technology	52,000	[b]	92,371
Powertech Technology	133,000	[b]	372,471
Realtek Semiconductor	25,000	[b]	180,682
Standard Foods	106,000	[b]	213,835
Taiwan Semiconductor Manufacturing	709,600		6,333,899
Uni-President Enterprises	232,000	[b]	503,318
Win Semiconductors	49,000	[b]	419,352
Winbond Electronics	254,000	[b]	95,361
Wistron	434,000	[b]	351,708
Wiwynn	19,000	[b]	434,116
Yageo	51,000	[b]	453,982
Zhen Ding Technology Holding	58,000	[b]	175,268
			13,701,708
Thailand - .1%
PTT, NVDR	72,300		67,727
Thai Oil	45,900		42,993
			110,720
Turkey - .8%
Akbank	5,980	[b]	4,973
BIM Birlesik Magazalar	63,187		475,411
Emlak Konut Gayrimenkul Yatirim Ortakligi	14,424		2,507
Eregli Demir ve Celik Fabrikalari	436,172		488,837
KOC Holding	37,600		76,237
TAV Havalimanlari Holding	47,500		116,786
Turkiye Is Bankasi, Cl. C	122,500	[b]	85,791
Turkiye Sise ve Cam Fabrikalari	27,110		16,714
Turkiye Vakiflar Bankasi, Cl. D	21,320	[b]	14,642
			1,281,898
United Arab Emirates - .5%
Dubai Islamic Bank	815,342		798,996
Emaar Properties	29,063	[b]	17,211
			816,207
Total Common Stocks (cost $93,359,781)			89,396,749

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Exchange-Traded Funds - 1.6%
United States - 1.6%
iShares MSCI Emerging Markets ETF (cost $3,262,637)		80,297	[a]	2,740,537
	Preferred Dividend Yield (%)
Preferred Stocks - .5%
Brazil - .2%
Banco do Estado do Rio Grande do Sul, Cl. B	8.67	149,900		344,452
South Korea - .3%
Samsung Electronics	2.52	17,070		557,207
Total Preferred Stocks (cost $1,073,315)				901,659
	1-Day Yield (%)
Investment Companies - 43.5%
Registered Investment Companies - 43.5%
BNY Mellon Global Emerging Markets Fund, Cl. Y		4,290,560	[d]	59,853,318
BNY Mellon Strategic Beta Emerging Markets Equity, Cl. Y		1,336,520	[d]	12,977,610
Total Investment Companies (cost $70,252,206)				72,830,928

Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,015,831)	0.40	2,015,831	[d]	2,015,831
Total Investments (cost $169,963,770)		100.2%		167,885,704
Liabilities, Less Cash and Receivables		(.2%)		(411,661)
Net Assets		100.0%		167,474,043

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

GDR—Global Depository Receipt

NVDR—Non-Voting Depository Receipt

REIT—Real Estate Investment Trust

a Security, or portion thereof, on loan. At March 31, 2020, the value of the fund’s securities on loan was $3,030,182 and the value of the collateral was $3,183,574, consisting of cash collateral of $2,015,831 and U.S. Government & Agency securities valued at $1,167,743.

b Non-income producing security.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $1,191,196 or .71% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

14

Portfolio Summary (Unaudited) †	Value (%)
Investment Companies	46.3
Banks	6.4
Retailing	5.7
Semiconductors & Semiconductor Equipment	5.2
Media & Entertainment	4.7
Technology Hardware & Equipment	4.4
Materials	4.3
Energy	3.7
Telecommunication Services	2.0
Insurance	2.0
Food, Beverage & Tobacco	1.9
Diversified Financials	1.9
Utilities	1.4
Capital Goods	1.4
Transportation	1.2
Consumer Durables & Apparel	1.1
Food & Staples Retailing	1.1
Automobiles & Components	1.0
Real Estate	1.0
Pharmaceuticals Biotechnology & Life Sciences	.8
Software & Services	.8
Consumer Services	.7
Health Care Equipment & Services	.7
Household & Personal Products	.5
100.2

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/2019 ($)	Purchases ($)	†	Sales ($)	Net Realized Gain (Loss) ($)
Registered Investment Companies:
BNY Mellon Global Emerging Markets Fund, Cl. Y	69,050,412	3,442,476		5,307,687	(359,210)
BNY Mellon Strategic Beta Emerging Markets Equity Fund, Cl. Y	17,074,910	991,131		1,332,500	(172,487)
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	582,162	10,320,316		8,886,647	-
Total	86,707,484	14,753,923		15,526,834	(531,697)

Investment Companies	Net Change in Unrealized Appreciation (Depreciation) ($)	Value 3/31/2020 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies:
BNY Mellon Global Emerging Markets Fund, Cl. Y	(6,972,673)	59,853,318	35.7	1,707,109
BNY Mellon Strategic Beta Emerging Markets Equity Fund, Cl. Y	(3,583,444)	12,977,610	7.8	557,293
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	2,015,831	1.2	-
Total	(10,556,117)	74,846,759	44.7	2,264,402

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,030,182)—Note 1(c):
Unaffiliated issuers	97,695,733	93,038,945
Affiliated issuers	72,268,037	74,846,759
Cash		463,848
Cash denominated in foreign currency	753,362	698,079
Receivable for shares of Beneficial Interest subscribed		714,429
Dividends and securities lending income receivable		452,549
Receivable for investment securities sold		109,211
Tax reclaim receivable		17,454
Prepaid expenses		46,409
		170,387,683
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		156,571
Liability for securities on loan—Note 1(c)		2,015,831
Payable for shares of Beneficial Interest redeemed		699,643
Trustees’ fees and expenses payable		1,788
Other accrued expenses		39,807
		2,913,640
Net Assets ($)		167,474,043
Composition of Net Assets ($):
Paid-in capital		201,996,497
Total distributable earnings (loss)		(34,522,454)
Net Assets ($)		167,474,043

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	238,409	20,629	2,559,608	164,655,397
Shares Outstanding	12,812	1,184	138,987	8,933,458
Net Asset Value Per Share ($)	18.61	17.42	18.42	18.43

See notes to financial statements.

17

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $147,375 foreign taxes withheld at source):
Unaffiliated issuers	1,591,742
Affiliated issuers	2,264,402
Interest	7,785
Income from securities lending—Note 1(c)	4,224
Total Income	3,868,153
Expenses:
Investment advisory fee—Note 3(a)	673,015
Custodian fees—Note 3(c)	71,890
Professional fees	59,974
Administration fee—Note 3(a)	55,164
Registration fees	32,425
Trustees’ fees and expenses—Note 3(d)	11,195
Chief Compliance Officer fees—Note 3(c)	6,683
Prospectus and shareholders’ reports	6,397
Shareholder servicing costs—Note 3(c)	3,281
Loan commitment fees—Note 2	2,821
Distribution fees—Note 3(b)	96
Miscellaneous	11,211
Total Expenses	934,152
Less—reduction in expenses due to undertaking—Note 3(a)	(33)
Net Expenses	934,119
Investment Income—Net	2,934,034
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	(2,370,816)
Affiliated issuers	(531,697)
Net realized gain (loss) on forward foreign currency exchange contracts	(39,403)
Net Realized Gain (Loss)	(2,941,916)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	(19,282,793)
Affiliated issuers	(10,556,117)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	102
Net Change in Unrealized Appreciation (Depreciation)	(29,838,808)
Net Realized and Unrealized Gain (Loss) on Investments	(32,780,724)
Net (Decrease) in Net Assets Resulting from Operations	(29,846,690)

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations ($):
Investment income—net	2,934,034	3,386,078
Net realized gain (loss) on investments	(2,941,916)	(5,022,533)
Net change in unrealized appreciation (depreciation) on investments	(29,838,808)	(2,048,951)
Net Increase (Decrease) in Net Assets Resulting from Operations	(29,846,690)	(3,685,406)
Distributions ($):
Distributions to shareholders:
Class A	(4,209)	(225)
Class C	(230)	-
Class I	(85,164)	(42,914)
Class Y	(4,635,350)	(2,456,868)
Total Distributions	(4,724,953)	(2,500,007)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	7,796	295,186
Class I	2,236,109	4,407,958
Class Y	19,563,209	49,904,492
Distributions reinvested:
Class A	4,103	219
Class C	140	-
Class I	74,366	41,912
Class Y	708,904	392,592
Cost of shares redeemed:
Class A	(38,736)	(475,599)
Class C	-	(3,471)
Class I	(2,899,172)	(5,054,192)
Class Y	(26,916,149)	(65,125,772)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(7,259,430)	(15,616,675)
Total Increase (Decrease) in Net Assets	(41,831,073)	(21,802,088)
Net Assets ($):
Beginning of Period	209,305,116	231,107,204
End of Period	167,474,043	209,305,116

19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital Share Transactions (Shares):
Class A
Shares sold	322	14,044
Shares issued for distributions reinvested	166	10
Shares redeemed	(1,699)	(21,120)
Net Increase (Decrease) in Shares Outstanding	(1,211)	(7,066)
Class C
Shares issued for distributions reinvested	6	-
Shares redeemed	-	(177)
Net Increase (Decrease) in Shares Outstanding	6	(177)
Class Ia
Shares sold	94,594	198,897
Shares issued for distributions reinvested	3,055	2,057
Shares redeemed	(135,771)	(231,289)
Net Increase (Decrease) in Shares Outstanding	(38,122)	(30,335)
Class Ya
Shares sold	949,890	2,314,163
Shares issued for distributions reinvested	29,113	19,254
Shares redeemed	(1,308,946)	(3,025,870)
Net Increase (Decrease) in Shares Outstanding	(329,943)	(692,453)

[a]During the period ended March 31, 2020, 89,963 Class Y shares representing $2,133,750 were exchanged for 90,043 Class I shares and during the period ended September 30, 2019, 184,848 Class Y shares representing $4,091,696 were exchanged for 185,016 Class I shares.

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2020		Year Ended September 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.25	22.69	24.18	19.92	17.23	21.34
Investment Operations:
Investment income—net[a]	.24	.13	.19	.02	.02	.09
Net realized and unrealized gain (loss) on investments	(3.56)	(.55)	(1.50)	4.26	2.72	(3.88)
Total from Investment Operations	(3.32)	(.42)	(1.31)	4.28	2.74	(3.79)
Distributions:
Dividends from investment income—net	(.32)	(.02)	(.18)	(.02)	(.08)	(.13)
Dividends from net realized gain on investments	-	-	-	-	-	(.20)
Total Distributions	(.32)	(.02)	(.18)	(.02)	(.08)	(.33)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.00[b]	.03	.01
Net asset value, end of period	18.61	22.25	22.69	24.18	19.92	17.23
Total Return (%)[c]	(15.26)[d]	(1.87)	(5.50)	21.48	16.20	(18.00)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.55[f]	1.51	1.26	1.28	1.39	1.42
Ratio of net expenses to average net assets[e]	1.55[f]	1.51	1.26	1.27	1.39	1.42
Ratio of net investment income to average net assets[e]	2.04[f]	.60	.77	.08	.10	.47
Portfolio Turnover Rate	16.38[d]	44.24	41.37	50.35	62.91	78.32
Net Assets, end of period ($ x 1,000)	238	312	479	901	949	1,153

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2020		Year Ended September 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.81	21.37	22.85	18.98	16.50	20.44
Investment Operations:
Investment income (loss)—net[a]	.14	.04	(.11)	(.16)	(.13)	.04
Net realized and unrealized gain (loss) on investments	(3.33)	(.60)	(1.37)	4.03	2.58	(3.79)
Total from Investment Operations	(3.19)	(.56)	(1.48)	3.87	2.45	(3.75)
Distributions:
Dividends from net realized gain on investments	(.20)	-	-	-	-	(.20)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.00[b]	.03	.01
Net asset value, end of period	17.42	20.81	21.37	22.85	18.98	16.50
Total Return (%)[c]	(15.58)[d]	(2.62)	(6.48)	20.39	15.03	(18.44)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	2.52[f]	2.27	2.59	2.32	2.23	2.08
Ratio of net expenses to average net assets[e]	2.30[f]	2.27	2.26	2.25	2.23	2.08
Ratio of net investment income (loss) to average net assets[e]	1.31[f]	.21	(.47)	(.83)	(.74)	.22
Portfolio Turnover Rate	16.38[d]	44.24	41.37	50.35	62.91	78.32
Net Assets, end of period ($ x 1,000)	21	25	29	28	64	291

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

d Not annualized.

e Amount does not include the expenses of the underlying funds.

f Annualized.

See notes to financial statements.

22

Six Months Ended
March 31, 2020		Year Ended September 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.11	22.66	24.13	19.86	17.16	21.16
Investment Operations:
Investment income—net[a]	.30	.33	.32	.13	.02	.16
Net realized and unrealized gain (loss) on investments	(3.50)	(.64)	(1.52)	4.22	2.75	(3.79)
Total from Investment Operations	(3.20)	(.31)	(1.20)	4.35	2.77	(3.63)
Distributions:
Dividends from investment income—net	(.49)	(.24)	(.27)	(.08)	(.10)	(.18)
Dividends from net realized gain on investments	-	-	-	-	-	(.20)
Total Distributions	(.49)	(.24)	(.27)	(.08)	(.10)	(.38)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.00[b]	.03	.01
Net asset value, end of period	18.42	22.11	22.66	24.13	19.86	17.16
Total Return (%)	(15.01)[c]	(1.26)	(5.10)	22.05	16.45	(17.44)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.96[e]	.90	.89	.95	1.11	.99
Ratio of net expenses to average net assets[d]	.96[e]	.90	.89	.94	1.11	.99
Ratio of net investment income to average net assets[d]	2.52[e]	1.49	1.26	.57	.12	.83
Portfolio Turnover Rate	16.38[c]	44.24	41.37	50.35	62.91	78.32
Net Assets, end of period ($ x 1,000)	2,560	3,916	4,700	3,550	1,207	2,840

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2020		Year Ended September 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.14	22.69	24.16	19.90	17.18	21.20
Investment Operations:
Investment income—net[a]	.32	.35	.31	.13	.07	.17
Net realized and unrealized gain (loss) on investments	(3.52)	(.63)	(1.50)	4.23	2.74	(3.82)
Total from Investment Operations	(3.20)	.28	1.19	4.36	2.81	(3.65)
Distributions:
Dividends from investment income—net	(.51)	(.27)	(.28)	(.10)	(.12)	(.18)
Dividends from net realized gain on investments	-	-	-	-	-	(.20)
Total Distributions	(.51)	(.27)	(.28)	(.10)	(.12)	(.38)
Proceeds from redemption fees—Note 3(e)	.00[b]	.00[b]	.00[b]	.00[b]	.03	.01
Net asset value, end of period	18.43	22.14	22.69	24.16	19.90	17.18
Total Return (%)	(15.00)[c]	(1.15)	(5.06)	22.06	16.64	(17.44)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.87[e]	.82	.80	.86	1.01	.93
Ratio of net expenses to average net assets[d]	.87[e]	.82	.80	.85	1.01	.93
Ratio of net investment income to average net assets[d]	2.75[e]	1.59	1.24	.61	.42	.84
Portfolio Turnover Rate	16.38[c]	44.24	41.37	50.35	62.91	78.32
Net Assets, end of period ($ x 1,000)	164,655	205,052	225,899	213,397	147,926	183,659

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Amount does not include the expenses of the underlying funds.

e Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Diversified Emerging Markets Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

26

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities – Common Stocks	17,226,048	72,170,701	††	-	89,396,749
Equity Securities - Preferred Stocks	344,452	557,207	††	-	901,659
Exchange-Traded Funds	2,740,537	-		-	2,740,537
Investment Companies	74,846,759	-		-	74,846,759

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually

28

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2020, The Bank of New York Mellon earned $883 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and

30

net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $25,804,582 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has $17,005,516 of short-term capital losses and $8,799,066 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows: ordinary income $2,500,007. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund’s average daily net assets other than assets allocated to investments in other investment companies (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) and is payable monthly. Therefore the fund’s investment advisory fee will fluctuate based on the fund’s allocation between underlying and direct investments. The Adviser has also contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying fund and extraordinary expenses) exceed 1.30% of the value of the fund’s average daily net assets. On or after January 31, 2021, the Adviser, Inc. may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $33 during the period ended March 31, 2020.

Pursuant to separate sub-investment advisory agreements between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of a portion of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the

32

Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10% of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $55,164 during the period ended March 31, 2020.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2020, Class C shares were charged $96 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines

33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the amounts to be paid to Service Agents. During the period ended March 31, 2020, Class A and Class C shares were charged $385 and $32, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2020, the fund was charged $1,552 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2020, the fund was charged $71,890 pursuant to the custody agreement.

During the period ended March 31, 2020, the fund was charged $6,683 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $98,079, administration fees of 10,540, Distribution Plan

34

fees of $14, Shareholder Services Plan fees of $59, custodian fees of $44,000, Chief Compliance Officer fees of $3,329 and transfer agency fees of $560, which are offset against an expense reimbursement currently in effect in the amount of $10.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended March 31, 2020, redemption fees charged and retained by the fund amounted to $2,888. Effective on December 13, 2019, the fund will no longer assess a redemption fee on redemptions or exchanges of fund shares. The fund reserves the right to reimpose a redemption fee in the future, upon appropriate notice.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2020, amounted to $33,602,027 and $40,498,395, respectively.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements,

35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At March 31, 2020, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2020:

Average Market Value ($)
Forward contracts	151,696

At March 31, 2020, accumulated net unrealized depreciation on investments was $2,078,066, consisting of $20,136,259 gross unrealized appreciation and $22,214,325 gross unrealized depreciation.

At March 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

36

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of emerging markets funds (the “Performance Group”) and with a broader group of all retail and institutional emerging markets funds (the “Performance Universe”), all for

37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional emerging markets funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

The Board noted that, prior to January 31, 2014, the fund did not use a “manager of managers” or “fund of funds” approach and the fund’s investments strategies were different than the strategies currently in place. The Board noted that different investments strategies may lead to different performance results and that the fund’s performance for periods prior to January 31, 2014 reflects the investment strategies in effect during those periods.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group median for all periods and below the Performance Universe median for all periods except the one- and three-year periods when it was above the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods ended December 31st and above the Performance Universe median for five of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate (which reflected the advisory and administration fees) payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe median actual management fees and the fund’s total expenses were lower than the Expense Group and Expense Universe median total expenses (lowest total expenses in the Expense Group).

38

Representatives of the Adviser stated that the Adviser has contractually agreed, until January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.30% of the fund’s average daily net assets.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund advised by the Adviser.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives

39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the

40

Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

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For More Information

BNY Mellon Diversified Emerging Markets Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBEAX Class C: DBECX Class I: SBCEX Class Y: SBYEX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6919SA0320

BNY Mellon International Equity Fund

SEMIANNUAL REPORT March 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon International Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon International Equity Fund, covering the six-month period from October 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the positive outlook was short-lived, as concerns over the spread of the COVID-19 roiled markets the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Many indices, particularly in the U.S., reported historically low returns for the first quarter of 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. The Fed cut the target overnight lending rate by 25 basis points in October 2019 in an effort to support the U.S. economy. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements in global economic growth during the coming year. However, concerns regarding COVID-19 and the resulting economic impact caused yields throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020. In March, the Fed cut rates twice, resulting in an overnight lending target-rate of nearly zero at the end of the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

April 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through March 31, 2020, as provided by portfolio managers Paul Markham and Jeff Munroe, of Newton Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2020, BNY Mellon International Equity Fund’s Class A shares produced a total return of -15.64%, Class C shares returned -15.98%, Class I shares returned -15.54% and Class Y shares returned -15.55%.1, 2 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a net return of -16.52% for the same period.3

International equity markets provided negative returns over the reporting period, resulting from market volatility fueled by the COVID-19 pandemic and resulting economic effects. The fund outperformed the Index, primarily due to overweight positioning within the health care sector and stock selection within the consumer discretionary sector.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund’s net assets will be invested in countries represented in the Index.

The core of the investment philosophy of Newton Investment Management Limited (“Newton”), the fund’s sub-investment adviser, is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. Newton believes that a global comparison of companies is the most effective method of stock analysis, and Newton’s global analysts research investment opportunities by global sector rather than by region.

The process begins by identifying a core list of investment themes that Newton believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. Newton then identifies specific companies, using these investment themes, to help focus on areas where thematic and strategic research indicates superior returns are likely to be achieved. Sell decisions for individual stocks will typically be a result of one or more of the following: a change in investment theme or strategy, profit-taking, a significant change in the prospects of a company, price movement and market activity creating an extreme valuation, and the valuation of a company becoming expensive against its peers.

Geopolitical Events and Disease Drive Market Activity

International equities gained toward the end of 2019, as investor optimism regarding trade and future economic growth prospects bolstered sentiment. While the U.S. saw some encouraging economic data releases, greater certainty as to the timing of Brexit was also forthcoming. In addition, as the calendar year-end approached, both the U.S. and China intimated that a ‘phase-one’ trade deal would be signed in early 2020.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

However, by the end of the review period, the conditions that had briefly prevailed at the start of the year seemed like a distant memory. Optimism rapidly gave way to extreme risk aversion, as the global scope of the COVID-19 pandemic, and its alarming humanitarian and economic implications, became apparent. Financial markets also contended with a second major exogenous shock in the form of an oil-price war between Saudi Arabia and Russia, which resulted in the oil price halving in less than a month. This exacerbated the intensity of the decline in risk assets that began in late February and persisted into the second half of March. While the response from central banks was initially muted, it ramped up dramatically, as the crisis intensified, and financial markets became progressively more distressed. Governments were also active in launching an unprecedented array of fiscal initiatives that sought to offset the economic impact of lockdown measures. Such action latterly provided some comfort, and indices rallied toward the end of March.

Health Care and Consumer Discretionary Sectors Drive Fund Performance

The defensive qualities of the health care sector appealed to investors, and overweight positioning in this area aided relative returns. Stock selection in the consumer discretionary sector was also a source of relative strength. With Roche Holding’s pharmaceutical business seeing very limited impact from the global pandemic, given the inelastic nature of drug demand, shares were well supported. The stock received a further boost as news emerged that the U.S. Food and Drug Administration had approved its new COVID-19 test. Within the consumer discretionary sector, Pan Pacific International, the leading, low-cost value retailer in Japan, performed well, with its relative earnings stability appealing, as COVID-19 concerns escalated over the latter part of the review period. Earnings growth for the second quarter beat expectations comprehensively, reflecting the ongoing strength of performance at converted Uny stores and management’s focus on cutting costs across the group.

Conversely, stock picking weighed on the portfolio’s relative performance in the consumer staples, communication services and health care sectors. Elsewhere in the markets, Suzuki Motor was among the top individual detractors. The company endured a difficult end to 2019, despite initial optimism around an Indian recovery over the second half, as investor concern that a slowdown in the Indian market may persist grew. Several sets of financial results highlighted the struggles of the country’s automobile market, while Suzuki Motor’s stock was hit particularly hard by the COVID-19 outbreak and associated lockdown measures. With a key factor for the company being a recovery in Indian profitability, considerable uncertainty around the economy and gloomy implications for demand weighed on its share price.

Forced into widespread event cancellation and postponement, Informa, the world’s largest exhibition company, fell sharply as COVID-19 continued to spread. The company was also among the top individual negative contributors for the period.

Finding Opportunity amid the Volatility

We believe we will continue to see market volatility driven by COVID-19 news developments for quite some time. Markets might continue to oscillate between the reassurance that governments and central banks will be standing by to support them, and the uncertainty of both the duration and depth of what will undoubtedly be a significant economic impact. Furthermore, the longer-term implications in terms of social behavior and consumption trends will be potentially material. Fiscal expansion may have its own

4

implications in terms of funding costs over the coming years. Volatility will likely continue to be a part of the investment landscape, and we believe that investment opportunities may be revealed by the market weakness.

In this environment, we do not intend to ramp up either the beta of the fund or its sensitivity to cyclicality. As the global economic situation unfolds, driven primarily by the effects of COVID-19 and the authorities’ responses to it, we will continue to evaluate business-model impact, balance-sheet strength and currency dynamics, among other factors, as key fundamental inputs, in addition to the thematic backdrop. Our perception is that volatility will continue as long as markets find it impossible to judge when a plateau has been reached and some visibility restored. While we are unable to predict when that may be, we will continue to keep a close eye on our favored names. Valuations may at some stage begin to reflect the worst of outcomes and allow us to increase exposure at highly favorable valuation levels.

April 15, 2020

1 BNY Mellon Investment Adviser, Inc. serves as the investment adviser for the fund. Newton Investment Management Limited (Newton) is the fund’s sub-investment adviser. Newton’s comments are provided as a general market overview and should not be considered investment advice or predictive of any future market performance. Newton’s views are current as of the date of this communication and are subject to change rapidly as economic and market conditions dictate.

2 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

3 Source: Lipper Inc. — The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. It reflects reinvestment of net dividends and, where applicable, capital gain distributions. Investors cannot invest directly in any index.

Recent market risks include pandemic risks related to COVID-19.  The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon International Equity Fund from October 1, 2019 to March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.93	$8.37	$3.78	$3.74
Ending value (after expenses)	$843.60	$840.20	$844.60	$844.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.40	$9.17	$4.14	$4.09
Ending value (after expenses)	$1,019.65	$1,015.90	$1,020.90	$1,020.95

†Expenses are equal to the fund’s annualized expense ratio of 1.07% for Class A, 1.82% for Class C, .82% for Class I and .81% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.3%
China - 5.6%
Alibaba Group Holding, ADR	74,283	[a]	14,446,558
Ping An Insurance Group Company of China, Cl. H	960,500		9,395,762
Tencent Holdings	343,853		16,766,813
			40,609,133
Denmark - 1.6%
Chr. Hansen Holding	156,800		11,764,754
France - 9.9%
AXA	454,490		7,870,367
Bureau Veritas	553,033		10,511,840
L'Oreal	48,596	[a]	12,755,772
Thales	184,206		15,461,342
Total	178,091		6,906,278
Valeo	318,178	[a]	5,320,940
Vivendi	627,246		13,458,593
			72,285,132
Germany - 8.2%
Bayer	212,645		12,482,314
Deutsche Post	416,508		11,491,658
HELLA GmbH & Co.	122,048		3,564,841
Infineon Technologies	347,090		5,198,936
SAP	240,091		27,575,212
			60,312,961
Hong Kong - 3.1%
AIA Group	2,545,312		22,898,394
India - .2%
Vakrangee	4,872,018	[a]	1,280,670
Ireland - .9%
CRH	231,997		6,323,990
Japan - 21.6%
Ebara	267,200		5,079,883
FANUC	51,600		6,997,383
Japan Tobacco	352,900		6,532,342
M3	275,800		8,150,349
Pan Pacific International Holdings	845,700		16,059,653
Recruit Holdings	601,513		15,532,151
Seven & i Holdings	199,900		6,601,168
Sony	365,600		21,732,435
Sugi Holdings	245,400		13,144,686
Suntory Beverage & Food	259,500		9,819,884
Suzuki Motor	474,000		11,341,820

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.3% (continued)
Japan - 21.6% (continued)
TechnoPro Holdings	408,400		18,966,374
Topcon	783,000		5,801,466
Toyota Industries	245,800		11,794,698
			157,554,292
Netherlands - 4.6%
ASML Holding	26,800		7,122,383
Koninklijke Ahold Delhaize	392,259		9,180,154
Wolters Kluwer	249,020		17,705,277
			34,007,814
Norway - 2.0%
DNB	355,874		3,991,205
Mowi	385,188		5,871,186
TOMRA Systems	176,586	[b]	4,941,812
			14,804,203
South Korea - 1.1%
Samsung SDI	43,138		8,428,294
Sweden - 1.3%
Swedbank, Cl. A	837,134	[a]	9,348,051
Switzerland - 14.7%
Alcon	143,983	[a]	7,347,744
Credit Suisse Group	1,348,678	[a]	11,136,558
Lonza Group	30,459		12,672,502
Novartis	354,177		29,270,973
Roche Holding	91,635		29,791,823
Zurich Insurance Group	48,091		17,070,330
			107,289,930
Taiwan - 2.1%
Taiwan Semiconductor Manufacturing, ADR	315,307		15,068,522
Thailand - .6%
Kasikornbank	1,609,200		4,485,223
United Kingdom - 19.8%
Anglo American	438,895		7,669,374
Associated British Foods	226,532		5,084,029
Barclays	9,834,483		11,426,810
Diageo	628,051		20,115,640
GlaxoSmithKline	1,413,789		26,518,933
Informa	1,337,316		7,416,770
Linde	37,888		6,836,681
Persimmon	357,859	[a]	8,474,958
Prudential	491,837		6,278,314
RELX	731,419		15,740,511
Royal Bank of Scotland Group	4,792,230		6,684,487

8

Description		Shares		Value ($)
Common Stocks - 97.3% (continued)
United Kingdom - 19.8% (continued)
St. James's Place		657,649		6,266,590
Unilever		322,466		15,887,901
				144,400,998
Total Common Stocks (cost $710,286,656)				710,862,361
	1-Day Yield (%)
Investment Companies - 1.5%
Registered Investment Companies - 1.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,553,387)	0.40	10,553,387	[c]	10,553,387

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $124,538)	0.40	124,538	[c]	124,538
Total Investments (cost $720,964,581)		98.8%		721,540,286
Cash and Receivables (Net)		1.2%		8,890,664
Net Assets		100.0%		730,430,950

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2020, the value of the fund’s securities on loan was $119,357 and the value of the collateral was $124,538.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Pharmaceuticals Biotechnology & Life Sciences	15.2
Commercial & Professional Services	11.4
Insurance	8.7
Food, Beverage & Tobacco	6.5
Media & Entertainment	5.2
Banks	4.9
Materials	4.5
Automobiles & Components	4.4
Retailing	4.2
Consumer Durables & Apparel	4.1
Food & Staples Retailing	4.0
Software & Services	3.9
Household & Personal Products	3.9
Capital Goods	3.8
Semiconductors & Semiconductor Equipment	3.7
Diversified Financials	2.4
Health Care Equipment & Services	2.1
Technology Hardware & Equipment	1.9
Transportation	1.6
Investment Companies	1.5
Energy	.9
98.8

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/19 ($)	Purchases ($)	Sales ($)	Value 3/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	15,621,555	163,331,999	168,400,167	10,553,387	1.5	108,541
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	29,462,152	29,337,614	124,538.0		-
Total	15,621,555	192,794,151	197,737,781	10,677,925	1.5	108,541

See notes to financial statements.

11

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS March 31, 2020 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
CIBC World Markets
United States Dollar	44,027,474	British Pound	33,430,000	4/16/2020	2,490,456
J.P. Morgan Securities
United States Dollar	812,951	Hong Kong Dollar	6,303,987	4/1/2020	(172)
State Street Bank and Trust Company
United States Dollar	134,605	Japanese Yen	14,622,898	4/2/2020	(1,398)
British Pound	33,430,000	United States Dollar	40,374,414	4/16/2020	1,162,604
United States Dollar	4,836,612	Japanese Yen	522,092,843	4/1/2020	(19,076)
Gross Unrealized Appreciation					3,653,060
Gross Unrealized Depreciation					(20,646)

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $119,357)—Note 1(c):
Unaffiliated issuers	710,286,656	710,862,361
Affiliated issuers	10,677,925	10,677,925
Cash denominated in foreign currency	6,495,243	6,496,441
Receivable for investment securities sold		5,858,591
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		3,653,060
Tax reclaim receivable		3,565,887
Dividends and securities lending income receivable		2,049,091
Receivable for shares of Beneficial Interest subscribed		598,374
Prepaid expenses		45,155
		743,806,885
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		569,859
Payable for investment securities purchased		6,371,569
Payable for shares of Beneficial Interest redeemed		6,192,595
Liability for securities on loan—Note 1(c)		124,538
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		20,646
Trustees’ fees and expenses payable		15,445
Interest payable—Note 2		543
Other accrued expenses		80,740
		13,375,935
Net Assets ($)		730,430,950
Composition of Net Assets ($):
Paid-in capital		818,427,478
Total distributable earnings (loss)		(87,996,528)
Net Assets ($)		730,430,950

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,652,888	1,329,667	175,291,664	549,156,731
Shares Outstanding	278,776	81,317	10,599,063	33,359,317
Net Asset Value Per Share ($)	16.69	16.35	16.54	16.46

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $790,536 foreign taxes withheld at source):
Unaffiliated issuers	7,690,413
Affiliated issuers	108,541
Income from securities lending—Note 1(c)	2,683
Interest	137
Total Income	7,801,774
Expenses:
Investment advisory fee—Note 3(a)	3,892,611
Shareholder servicing costs—Note 3(c)	85,134
Custodian fees—Note 3(c)	81,885
Professional fees	57,016
Trustees’ fees and expenses—Note 3(d)	48,255
Registration fees	35,794
Loan commitment fees—Note 2	16,470
Prospectus and shareholders’ reports	15,283
Chief Compliance Officer fees—Note 3(c)	6,683
Distribution fees—Note 3(b)	6,167
Interest expense—Note 2	2,631
Miscellaneous	24,939
Total Expenses	4,272,868
Less—reduction in expenses due to undertaking—Note 3(a)	(57,545)
Net Expenses	4,215,323
Investment Income—Net	3,586,451
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(10,392,597)
Net realized gain (loss) on forward foreign currency exchange contracts	(315,229)
Net Realized Gain (Loss)	(10,707,826)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(149,493,957)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	3,265,842
Net Change in Unrealized Appreciation (Depreciation)	(146,228,115)
Net Realized and Unrealized Gain (Loss) on Investments	(156,935,941)
Net (Decrease) in Net Assets Resulting from Operations	(153,349,490)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations ($):
Investment income—net	3,586,451	21,376,705
Net realized gain (loss) on investments	(10,707,826)	(50,907,414)
Net change in unrealized appreciation (depreciation) on investments	(146,228,115)	(57,133,261)
Net Increase (Decrease) in Net Assets Resulting from Operations	(153,349,490)	(86,663,970)
Distributions ($):
Distributions to shareholders:
Class A	(145,643)	(90,291)
Class C	(25,255)	(17,516)
Class I	(5,603,959)	(5,237,649)
Class Y	(22,376,787)	(19,359,721)
Total Distributions	(28,151,644)	(24,705,177)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	1,516,872	4,468,947
Class C	28,881	340,517
Class I	28,511,054	54,492,411
Class Y	22,976,286	92,655,345
Distributions reinvested:
Class A	142,532	87,660
Class C	25,107	17,428
Class I	5,456,699	5,113,623
Class Y	8,244,551	6,968,266
Cost of shares redeemed:
Class A	(1,745,559)	(4,135,096)
Class C	(138,605)	(713,745)
Class I	(36,925,058)	(114,125,301)
Class Y	(187,325,091)	(231,092,498)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(159,232,331)	(185,922,443)
Total Increase (Decrease) in Net Assets	(340,733,465)	(297,291,590)
Net Assets ($):
Beginning of Period	1,071,164,415	1,368,456,005
End of Period	730,430,950	1,071,164,415

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital Share Transactions (Shares):
Class A
Shares sold	74,094	222,565
Shares issued for distributions reinvested	6,608	4,691
Shares redeemed	(85,062)	(203,457)
Net Increase (Decrease) in Shares Outstanding	(4,360)	23,799
Class C
Shares sold	1,436	17,658
Shares issued for distributions reinvested	1,185	951
Shares redeemed	(7,052)	(36,555)
Net Increase (Decrease) in Shares Outstanding	(4,431)	(17,946)
Class Ia
Shares sold	1,607,089	2,791,761
Shares issued for distributions reinvested	255,463	276,416
Shares redeemed	(1,927,232)	(5,807,188)
Net Increase (Decrease) in Shares Outstanding	(64,680)	(2,739,011)
Class Ya
Shares sold	1,234,790	4,798,352
Shares issued for distributions reinvested	387,796	378,299
Shares redeemed	(10,656,763)	(12,022,275)
Net Increase (Decrease) in Shares Outstanding	(9,034,177)	(6,845,624)

[a]During the period ended March 31, 2020, 251,608 Class Y shares representing $5,130,020 were exchanged for 250,472 Class I shares. During the period ended September 30, 2019, 574,726 Class Y shares representing $11,306,078 were exchanged for 572,242 Class I shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2020	Year Ended September 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.28	21.97	21.55	18.97	18.54	20.41
Investment Operations:
Investment income—net[a]	.04	.33	.32	.19	.22	.19
Net realized and unrealized gain (loss) on investments	(3.13)	(1.66)	.34	2.57	.39	(1.33)
Total from Investment Operations	(3.09)	(1.33)	.66	2.76	.61	(1.14)
Distributions:
Dividends from investment income—net	(.50)	(.36)	(.24)	(.18)	(.18)	(.38)
Dividends from net realized gain on investments	–	–	–	–	–	(.35)
Total Distributions	(.50)	(.36)	(.24)	(.18)	(.18)	(.73)
Net asset value, end of period	16.69	20.28	21.97	21.55	18.97	18.54
Total Return (%)[b]	(15.64)[c]	(5.89)	3.06	14.76	3.27	(5.58)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.19[d]	1.18	1.14	1.23	1.23	1.19
Ratio of net expenses to average net assets	1.07[d]	1.07	1.07	1.18	1.23	1.19
Ratio of net investment income to average net assets	.42[d]	1.66	1.45	.99	1.16	.97
Portfolio Turnover Rate	19.98[c]	36.45	31.58	37.78	34.87	36.37
Net Assets, end of period ($ x 1,000)	4,653	5,743	5,697	3,845	5,839	6,965

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	19.78	21.38	21.04	18.50	18.10	20.10
Investment Operations:
Investment income (loss)—net[a]	(.03)	.17	.15	.06	.07	.02
Net realized and unrealized gain (loss) on investments	(3.09)	(1.59)	.33	2.50	.38	(1.30)
Total from Investment Operations	(3.12)	(1.42)	.48	2.56	.45	(1.28)
Distributions:
Dividends from investment income—net	(.31)	(.18)	(.14)	(.02)	(.05)	(.37)
Dividends from net realized gain on investments	–	–	–	–	–	(.35)
Total Distributions	(.31)	(.18)	(.14)	(.02)	(.05)	(.72)
Net asset value, end of period	16.35	19.78	21.38	21.04	18.50	18.10
Total Return (%)[b]	(15.98)[c]	(6.55)	2.27	13.83	2.50	(6.39)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94[d]	1.93	1.90	1.99	2.02	2.01
Ratio of net expenses to average net assets	1.82[d]	1.82	1.82	1.95	2.02	2.01
Ratio of net investment income (loss) to average net assets	(.33)[d]	.89	.68	.32	.37	.10
Portfolio Turnover Rate	19.98[c]	36.45	31.58	37.78	34.87	36.37
Net Assets, end of period ($ x 1,000)	1,330	1,696	2,217	1,784	1,470	1,417

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

18

	Six Months Ended
	March 31, 2020	Year Ended September 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.12	21.79	21.38	18.85	18.39	20.37
Investment Operations:
Investment income—net[a]	.07	.36	.42	.27	.27	.26
Net realized and unrealized gain (loss) on investments	(3.11)	(1.62)	.29	2.51	.41	(1.35)
Total from Investment Operations	(3.04)	(1.26)	.71	2.78	.68	(1.09)
Distributions:
Dividends from investment income—net	(.54)	(.41)	(.30)	(.25)	(.22)	(.54)
Dividends from net realized gain on investments	–	–	–	–	–	(.35)
Total Distributions	(.54)	(.41)	(.30)	(.25)	(.22)	(.89)
Net asset value, end of period	16.54	20.12	21.79	21.38	18.85	18.39
Total Return (%)	(15.54)[b]	(5.62)	3.30	15.02	3.66	(5.37)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.87[c]	.86	.87	.93	.94	.90
Ratio of net expenses to average net assets	.82[c]	.82	.82	.89	.94	.90
Ratio of net investment income to average net assets	.66[c]	1.84	1.97	1.42	1.44	1.32
Portfolio Turnover Rate	19.98[b]	36.45	31.58	37.78	34.87	36.37
Net Assets, end of period ($ x 1,000)	175,292	214,538	292,092	112,714	80,458	43,538

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	March 31, 2020	Year Ended September 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.03	21.70	21.29	18.77	18.31	20.38
Investment Operations:
Investment income—net[a]	.07	.37	.36	.27	.28	.26
Net realized and unrealized gain (loss) on investments	(3.09)	(1.63)	.35	2.51	.40	(1.34)
Total from Investment Operations	(3.02)	(1.26)	.71	2.78	.68	(1.08)
Distributions:
Dividends from investment income—net	(.55)	(.41)	(.30)	(.26)	(.22)	(.64)
Dividends from net realized gain on investments	–	–	–	–	–	(.35)
Total Distributions	(.55)	(.41)	(.30)	(.26)	(.22)	(.99)
Net asset value, end of period	16.46	20.03	21.70	21.29	18.77	18.31
Total Return (%)	(15.55)[b]	(5.63)	3.33	15.11	3.68	(5.32)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81[c]	.80	.80	.86	.88	.89
Ratio of net expenses to average net assets	.81[c]	.80	.80	.86	.88	.89
Ratio of net investment income to average net assets	.70[c]	1.88	1.64	1.42	1.49	1.32
Portfolio Turnover Rate	19.98[b]	36.45	31.58	37.78	34.87	36.37
Net Assets, end of period ($ x 1,000)	549,157	849,188	1,068,449	1,027,565	1,043,195	895,031

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon International Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective December 31, 2019, Newton Investment Management (North America) Limited (“NIMNA”) reorganized into Newton Investment Management Limited (“NIM” or the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser. Consequently, the sub-investment advisory agreement between the Adviser and NIMNA was terminated and NIM now serves as the fund’s sub-adviser pursuant to a sub-investment advisory agreement between the Adviser and NIM. There was no change to the fund’s investment objective, polices or strategies as a result of the reorganization of NIMNA into Sub-Adviser.

The Trust's Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether

22

such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	29,515,080	681,347,281††	–	710,862,361
Investment Companies	10,677,925	–	–	10,677,925
Other Financial Instruments;
Forward Foreign Currency Exchange Contracts†††	–	3,653,060	–	3,653,060

24

	Level 1 – Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments;
Forward Foreign Currency Exchange Contracts†††	–	(20,646)	–	(20,646)

†  See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invest. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of Operations. Foreign taxes payable or deferred as of March 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2020, The Bank of New York Mellon earned $609 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in

26

these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $74,117,179 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

short-term capital losses of $50,394,989 and long-term capital losses of $23,722,190 which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows: ordinary income $24,705,177. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2020 was approximately $227,870 with a related weighted average annualized interest rate of 2.31%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee was computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the value of the fund’s average daily net assets. On or after January 31, 2021, the Adviser may terminate

28

this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $57,545 during the period ended March 31, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, The Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2020, Class C shares were charged $6,167 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2020, Class A and Class C shares were charged $7,281 and $2,056, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2020, the fund was charged $2,862 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2020, the fund was charged $81,885 pursuant to the custody agreement.

During the period ended March 31, 2020, the fund was charged $6,683 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $519,245, Distribution Plan fees of $868, Shareholder Services Plan fees of $1,294, custodian fees of $56,000, Chief Compliance Officer fees of $3,329 and transfer agency fees of $1,020, which are offset against an expense reimbursement currently in effect in the amount of $11,897.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended March 31, 2020, amounted to $198,313,196 and $357,111,593, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and

30

events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended March 31, 2020 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at March 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At March 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	3,653,060	(20,646)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,653,060	(20,646)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	3,653,060	(20,646)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of March 31, 2020:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
CIBC World Markets	2,490,456		-	(2,490,456)		-
State Street Bank and Trust Company	1,162,604		(20,474)	(960,000)		182,130
Total	3,653,060		(20,474)	(3,450,456)		182,130

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
J.P. Morgan Securities	(172)		-	-		(172)
State Street Bank and Trust Company	(20,474)		20,474	-		-
Total	(20,646)		20,474	-		(172)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended March 31, 2020:

Average Market Value ($)
Forward contracts	50,071,294

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At March 31, 2020, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $4,208,119, consisting of $124,211,713 gross unrealized appreciation and $120,003,594 gross unrealized depreciation.

At March 31, 2020, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

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INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which Newton Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including that there are no soft dollar arrangements in place for the fund) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of international multi-cap growth funds (the “Performance Group”) and with a broader group of all retail and institutional international multi-cap growth funds (the

34

“Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional international multi-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board discussed with representatives of the Adviser the portfolio management strategy of the fund’s portfolio managers and the reasons for the fund’s underperformance versus the Performance Group and Performance Universe during the periods under review, and noted that the portfolio managers are very experienced and continued to apply a consistent investment strategy. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in five of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which reflected reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee and that the fund’s actual management fee was lower than the Expense Group median but higher than the Expense Universe median actual management fee. This information also showed that the fund’s total expenses were lower than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82% of the fund’s average daily net assets.

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s

36

asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board determined to closely monitor performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

37

For More Information

BNY Mellon International Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: NIEAX Class C: NIECX Class I: SNIEX Class Y: NIEYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6916SA0320

BNY Mellon Small Cap Growth Fund

SEMIANNUAL REPORT March 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Small Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Small Cap Growth Fund, covering the six-month period from October 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the positive outlook was short-lived, as concerns over the spread of the coronavirus roiled markets the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Many indices, particularly in the U.S., reported historically low returns for the first quarter of 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. The Fed cut the target overnight lending rate by 25 basis points in October 2019 in an effort to support the U.S. economy. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements in global economic growth during the coming year. However, concerns regarding COVID-19 and the resulting economic impact caused yields throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020. In March, the Fed cut rates twice, resulting in an overnight lending target-rate of nearly zero at the end of the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

April 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through March 31, 2020, as provided by John R. Porter, Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended March 31, 2020, BNY Mellon Small Cap Growth Fund’s Class I shares produced a total return of -2.11%, and Class Y shares returned -2.14%.1 In comparison, the fund’s benchmark, the Russell 2000® Growth Index (the “Index”), posted a total return of -17.31% for the same period.2

Small-cap growth stocks produced negative returns during the period, due to extreme market volatility in late February and March, which was caused in part by the spreading COVID-19 and the resulting economic effects. The fund outperformed the Index, mainly due to successful security selection within the information technology and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with total market capitalizations equal to or less than that of the largest company in the Index.

We employ a growth-oriented investment style in managing the fund’s portfolio. This means the portfolio managers seek to identify those small-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth;

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Central Bank Policy, Trade and Disease Influence Markets

Equity markets were affected by an array of geopolitical developments in late 2019, ranging from civil protests in Hong Kong to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. Continuing trade tensions between the U.S. and China remained an influencer of investor sentiment and equity market valuations early in the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in October 2019 to support weak inflation and flagging growth. In December 2019, the Bank of Japan announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase. The People’s Bank of China and European Central Bank also provided additional support to their respective jurisdictions during the six months. Despite these measures, volatility reentered equity markets in January 2020, due to concerns over the COVID-19 outbreak. Although some indices hit new record highs in early February 2020, investor sentiment shifted later in the month, due to increasing virus cases in the U.S. A sell-off began that accelerated through late March, eliminating gains for many areas of the capital markets, and sending some equity indices into bear market territory. Asset valuations came under additional pressure from the Russia/Saudi Arabia oil conflict, which caused the price of oil to fall precipitously. The Fed cut rates twice in March 2020 in an effort to support the economy. Large numbers of people were laid off after several states ordered non-essential businesses closed. A landmark $2 trillion-dollar stimulus deal was signed the final Friday in March, in an effort to provide much needed cash to households and loans to small businesses.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Security Selections Drive Fund Performance

The fund’s strong outperformance was driven by security selections within the information technology and health care sectors. IT services and software companies were among the strongest performers. IT services company Shopify, a provider of website services and payment systems for e-commerce sites, performed well on strong trends in online shopping. Everbridge, a disaster communications software company, also outperformed the broader market and bolstered portfolio results. Demand for the company’s products, particularly among schools and public organizations, increased during the period. Communications equipment company Lumentum Holdings was also among the top contributors. Within health care, telemedicine company Teladoc Health, posted strong absolute and relative performance. Social distancing guidelines and a general increase in disease during the period led to an increase in demand for the company’s services. Life sciences tools and services company NeoGenomics also contributed to returns. Elsewhere in the markets, positioning within the industrials sector was helpful. A relative underweight and successful stock selection worked to bolster results.

Conversely, positioning within the materials and energy sectors weighed most heavily on returns. Within materials, mining company Constellium was among the top individual detractors from performance for the period. The company experienced higher-than-anticipated costs during the period due to production inefficiencies. An overweight to the construction materials industry also weighed on performance. An overweight to the energy sector, which performed particularly poorly during the six months, also provided a headwind to results.

Finding Opportunities Amid Volatility

It is our opinion that there are many uncertainties in the world right now. We think the downturn witnessed in March may have been driven more by uncertainty than anything else,

4

but it is difficult to project how the widespread job losses and economic slowdown associated with the COVID-19 will affect corporate fundamentals in the future. We believe the economy may take a while to recover fully. There may be permanent changes in the way businesses are run. Our team is paying very close attention to the nature of every business in which we are invested, and how they may be affected by potential paradigm shifts in the way the U.S. economy functions.

We are encouraged by the stimulus efforts of governments and the capitalization levels of banks. In a difficult time, we believe that active management is more important than ever and will continue to utilize market volatility as an opportunity to purchase the stocks of fundamentally strong companies, which we think are well positioned to function in the new economy, at more attractive prices.

April 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories. They also tend to be less liquid than larger company stocks.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Growth Fund from October 1, 2019 to March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2020

	Class I	Class Y
Expense paid per $1,000†	$4.95	$4.95
Ending value (after expenses)	$978.90	$978.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2020

	Class I	Class Y
Expense paid per $1,000†	$5.05	$5.05
Ending value (after expenses)	$1,020.00	$1,020.00

†Expenses are equal to the fund’s annualized expense ratio of 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 96.5%
Banks - .8%
SVB Financial Group	228	[a]	34,446
TriState Capital Holdings	3,781	[a]	36,562
			71,008
Capital Goods - 8.9%
Allied Motion Technologies	1,721		40,788
Construction Partners, Cl. A	7,707	[a,b]	130,171
Curtiss-Wright	881		81,413
Energy Recovery	8,724	[a,b]	64,907
Kornit Digital	4,297	[a,b]	106,952
Mercury Systems	3,043	[a,b]	217,088
Proto Labs	452	[a,b]	34,411
SiteOne Landscape Supply	1,223	[a,b]	90,037
			765,767
Consumer Durables & Apparel - .6%
YETI Holdings	2,707	[a]	52,841
Consumer Services - 2.2%
OneSpaWorld Holdings	4,036	[b]	16,386
Planet Fitness, Cl. A	2,995	[a]	145,857
Shake Shack, Cl. A	808	[a,b]	30,494
			192,737
Diversified Financials - .9%
Assetmark Financial Holdings	3,763	[a,b]	76,727
Energy - .4%
Cactus, Cl. A	2,612		30,299
Food & Staples Retailing - 1.6%
Grocery Outlet Holding	3,895	[a,b]	133,754
Food, Beverage & Tobacco - 4.2%
Calavo Growers	1,996	[b]	115,149
Freshpet	3,921	[a]	250,434
			365,583
Health Care Equipment & Services - 12.0%
1Life Healthcare	8,285	[a,b]	150,373
Align Technology	122	[a]	21,222
AtriCure	2,482	[a]	83,370
Centene	898	[a]	53,350
Evolent Health, Cl. A	6,552	[a,b]	35,577
Health Catalyst	1,573	[a,b]	41,134
iRhythm Technologies	1,616	[a,b]	131,462
Nevro	714	[a,b]	71,386
Tabula Rasa HealthCare	1,551	[a,b]	81,102

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 96.5% (continued)
Health Care Equipment & Services - 12.0% (continued)
Teladoc Health	2,380	[a,b]	368,924
			1,037,900
Household & Personal Products - 1.0%
Inter Parfums	1,915		88,760
Insurance - 3.0%
Kinsale Captial Group	414	[b]	43,275
Palomar Holdings	3,678	[a]	213,913
			257,188
Materials - 1.7%
Constellium	4,671	[a]	24,336
Summit Materials, Cl. A	7,888	[a,b]	118,320
			142,656
Pharmaceuticals Biotechnology & Life Sciences - 19.2%
10X Genomics, CI. A	1,089	[a,b]	67,866
Acceleron Pharma	654	[a]	58,775
Alector	807	[a]	19,473
Amicus Therapeutics	4,905	[a,b]	45,322
Arena Pharmaceuticals	873	[a]	36,666
Ascendis Pharma, ADR	423	[a,b]	47,634
Biohaven Pharmaceutical Holding	1,899	[a,b]	64,623
Blueprint Medicines	514	[a]	30,059
CareDx	1,548	[a,b]	33,793
CRISPR Therapeutics	948	[a]	40,205
Denali Therapeutics	2,399	[a,b]	42,007
Editas Medicine	775	[a,b]	15,368
FibroGen	2,341	[a]	81,350
GW Pharmaceuticals, ADR	703	[a,b]	61,562
Iovance Biotherapeutics	1,200	[a,b]	35,922
NanoString Technologies	2,961	[a]	71,212
Natera	2,329	[a]	69,544
NeoGenomics	4,181	[a,b]	115,437
Pacific Biosciences of California	9,744	[a]	29,817
Prevail Therapeutics	4,105	[a]	50,040
Prothena	3,195	[a]	34,187
PTC Therapeutics	1,813	[a]	80,878
Quanterix	4,160	[a,b]	76,419
Sarepta Therapeutics	566	[a,b]	55,366
Twist Bioscience	3,073	[a]	93,972
Ultragenyx Pharmaceutical	1,088	[a,b]	48,340
uniQure	1,184	[a,b]	56,181
Veracyte	1,680	[a,b]	40,841
Voyager Therapeutics	3,569	[a]	32,656
Xenon Pharmaceuticals	6,280	[a]	71,215

8

Description	Shares		Value ($)
Common Stocks - 96.5% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 19.2% (continued)
Zogenix	2,043	[a,b]	50,523
			1,657,253
Real Estate - 1.0%
Physicians Realty Trust	4,316	[c]	60,165
Redfin	1,952	[a]	30,100
			90,265
Retailing - 4.4%
Etsy	2,192	[a,b]	84,260
National Vision Holdings	7,596	[a]	147,514
Ollie's Bargain Outlet Holdings	3,269	[a,b]	151,485
			383,259
Semiconductors & Semiconductor Equipment - 2.3%
Power Integrations	1,138		100,520
Semtech	2,615	[a]	98,063
			198,583
Software & Services - 24.2%
CACI International, Cl. A	942	[a]	198,903
Everbridge	2,787	[a,b]	296,425
HubSpot	1,470	[a]	195,789
I3 Verticals, Cl. A	5,547	[a]	105,892
Medallia	4,891	[a,b]	98,016
Mimecast	2,016	[a]	71,165
New Relic	786	[a,b]	36,345
Proofpoint	1,475	[a]	151,320
Q2 Holdings	1,075	[a,b]	63,490
Rapid7	5,057	[a]	219,120
Shopify, Cl. A	696	[a]	290,183
Twilio, Cl. A	2,570	[a,b]	229,989
Zendesk	1,980	[a]	126,740
			2,083,377
Technology Hardware & Equipment - 3.1%
Littelfuse	384		51,233
Lumentum Holdings	1,687	[a]	124,332
NETGEAR	1,903	[a,b]	43,465
nLight	4,302	[a,b]	45,128
			264,158
Telecommunication Services - 4.1%
Bandwidth, Cl. A	5,301	[a,b]	356,704
Transportation - .9%
Marten Transport	3,599		73,851
Total Common Stocks (cost $6,851,159)			8,322,670

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Exchange-Traded Funds - 2.0%
Registered Investment Companies - 2.0%
iShares Russell 2000 Growth ETF (cost $158,377)		1,099	[b]	173,829
	1-Day Yield (%)
Investment Companies - 5.5%
Registered Investment Companies - 5.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $471,692)	0.40	471,692	[d]	471,692

Investment of Cash Collateral for Securities Loaned - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $153,954)	0.40	153,954	[d]	153,954
Total Investments (cost $7,635,182)		105.8%		9,122,145
Liabilities, Less Cash and Receivables		(5.8%)		(498,597)
Net Assets		100.0%		8,623,548

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2020, the value of the fund’s securities on loan was $2,805,318 and the value of the collateral was $2,906,013, consisting of cash collateral of $153,954 and U.S. Government & Agency securities valued at $2,752,059.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Health Care	31.3
Information Technology	29.5
Industrials	9.7
Investment Companies	9.3
Consumer Discretionary	7.3
Consumer Staples	6.8
Financials	4.7
Communication Services	4.1
Materials	1.7
Real Estate	1.0
Energy	.4
105.8

† Based on net assets.

See notes to financial statements.

10

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/19($)	Purchases($)	Sales ($)	Value 3/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	132,784	5,444,675	5,105,767	471,692	5.5	2,345
Investment of Cash Collateral for Securities Loaned:
Dreyfus Institutional Preferred Government Plus Money Market Fund	398,183	2,524,376	2,768,605	153,954	1.8	-
Total	530,967	7,969,051	7,874,372	625,646	7.3	2,345

See notes to financial statements.

11

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,805,318)—Note 1(b):
Unaffiliated issuers	7,009,536	8,496,499
Affiliated issuers	625,646	625,646
Receivable for investment securities sold		19,534
Receivable for shares of Beneficial Interest subscribed		7,635
Dividends and securities lending income receivable		1,509
Prepaid expenses		18,171
		9,168,994
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,338
Payable for investment securities purchased		334,856
Liability for securities on loan—Note 1(b)		153,954
Payable for shares of Beneficial Interest redeemed		9,546
Trustees’ fees and expenses payable		53
Other accrued expenses		45,699
		545,446
Net Assets ($)		8,623,548
Composition of Net Assets ($):
Paid-in capital		7,108,770
Total distributable earnings (loss)		1,514,778
Net Assets ($)		8,623,548

Net Asset Value Per Share	Class I	Class Y
Net Assets ($)	8,581,757	41,791
Shares Outstanding	308,084	1,496.51
Net Asset Value Per Share ($)	27.86	27.93

See notes to financial statements.

12

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	9,034
Affiliated issuers	2,345
Income from securities lending—Note 1(b)	4,098
Interest	134
Total Income	15,611
Expenses:
Investment advisory fee—Note 3(a)	36,061
Professional fees	46,823
Registration fees	17,306
Chief Compliance Officer fees—Note 3(b)	6,683
Shareholder servicing costs—Note 3(b)	5,490
Prospectus and shareholders’ reports	4,547
Administration fee—Note 3(a)	2,705
Custodian fees—Note 3(b)	2,005
Trustees’ fees and expenses—Note 3(c)	418
Loan commitment fees—Note 2	110
Miscellaneous	7,200
Total Expenses	129,348
Less—reduction in expenses due to undertaking—Note 3(a)	(84,197)
Net Expenses	45,151
Investment (Loss)—Net	(29,540)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	408,561
Net change in unrealized appreciation (depreciation) on investments	(560,426)
Net Realized and Unrealized Gain (Loss) on Investments	(151,865)
Net (Decrease) in Net Assets Resulting from Operations	(181,405)

See notes to financial statements.

13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations ($):
Investment (loss)—net	(29,540)	(45,652)
Net realized gain (loss) on investments	408,561	(182,822)
Net change in unrealized appreciation (depreciation) on investments	(560,426)	(463,791)
Net Increase (Decrease) in Net Assets Resulting from Operations	(181,405)	(692,265)
Distributions ($):
Distributions to shareholders:
Class I	-	(810,240)
Class Y	-	(84,787)
Total Distributions	-	(895,027)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class I	4,675,590	3,427,480
Class Y	8,697	12,743
Distributions reinvested:
Class I	-	767,125
Class Y	-	78,411
Cost of shares redeemed:
Class I	(2,926,439)	(2,883,720)
Class Y	(22,080)	(539,978)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,735,768	862,061
Total Increase (Decrease) in Net Assets	1,554,363	(725,231)
Net Assets ($):
Beginning of Period	7,069,185	7,794,416
End of Period	8,623,548	7,069,185
Capital Share Transactions (Shares):
Class I
Shares sold	150,903	120,413
Shares issued for distributions reinvested	-	29,290
Shares redeemed	(89,254)	(100,049)
Net Increase (Decrease) in Shares Outstanding	61,649	49,654
Class Y
Shares sold	267	420
Shares issued for distributions reinvested	-	2,988
Shares redeemed	(698)	(22,182)
Net Increase (Decrease) in Shares Outstanding	(431)	(18,774)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class I Shares	March 31, 2020	Year Ended September 30,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	28.46	35.83	31.65	30.32	35.16	52.76
Investment Operations:
Investment (loss)—net[a]	(.10)	(.20)	(.19)	(.07)	(.08)	(.17)
Net realized and unrealized gain (loss) on investments	(.50)	(2.91)	8.54	5.52	4.08	3.48
Total from Investment Operations	(.60)	(3.11)	8.35	5.45	4.00	3.31
Distributions:
Dividends from net realized gain on investments	-	(4.26)	(4.17)	(4.12)	(8.84)	(20.91)
Net asset value, end of period	27.86	28.46	35.83	31.65	30.32	35.16
Total Return (%)	(2.11)[b]	(7.64)	30.01	19.75	13.83	6.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.87[c]	3.47	3.51	3.08	2.06	1.40
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	1.00	.98	.95
Ratio of net investment (loss) to average net assets	(.66)[c]	(.66)	(.58)	(.23)	(.26)	(.41)
Portfolio Turnover Rate	43.18[b]	90.11	87.65	125.73	197.34	169.20
Net Assets, end of period ($ x 1,000)	8,582	7,014	7,051	5,377	6,441	23,034

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	March 31, 2020	Year Ended September 30,
(Unaudited)		2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	28.54	35.89	31.70	30.35	35.18	52.76
Investment Operations:
Investment (loss)—net[a]	(.10)	(.19)	(.20)	(.21)	(.07)	(.15)
Net realized and unrealized gain (loss) on investments	(.51)	(2.90)	8.56	5.68	4.08	3.48
Total from Investment Operations	(.61)	(3.09)	8.36	5.47	4.01	3.33
Distributions:
Dividends from net realized gain on investments	-	(4.26)	(4.17)	(4.12)	(8.84)	(20.91)
Net asset value, end of period	27.93	28.54	35.89	31.70	30.35	35.18
Total Return (%)	(2.14)[b]	(7.57)	30.00	19.81	13.85	6.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.89[c]	3.45	3.27	3.18	2.17	1.40
Ratio of net expenses to average net assets	1.00[c]	1.00	1.00	1.00	.97	.90
Ratio of net investment (loss) to average net assets	(.65)[c]	(.59)	(.59)	(.69)	(.23)	(.35)
Portfolio Turnover Rate	43.18[b]	90.11	87.65	125.73	197.34	169.20
Net Assets, end of period ($ x 1,000)	42	55	743	1,541	70	81

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class I and Class Y. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or contingent deferred sales charge. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

18

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Investments in Securities:†
Equity Securities—Common Stocks	8,322,670	-	-	8,322,670
Exchange—Traded Funds	173,829	-	-	173,829
Investment Companies	625,646	-	-	625,646

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2020, The Bank of New York Mellon earned $840 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the

20

investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $129,608 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. The fund has $129,608 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows: ordinary income $170,011 and long-term capital gains $725,016. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the

22

value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of neither class shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after January 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $84,197 during the period ended March 31, 2020.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $2,705 during the period ended March 31, 2020.

(b) The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2020, the fund was charged $744 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2020, the fund was charged $2,005 pursuant to the custody agreement.

During the period ended March 31, 2020, the fund was charged $6,683 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $5,665, administration fees of $425, custodian fees of $3,200, Chief Compliance Officer fees of $3,329 and transfer agency fees of $317, which are offset against an expense reimbursement currently in effect in the amount of $11,598.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2020, amounted to $5,420,871 and $3,718,399, respectively.

At March 31, 2020, accumulated net unrealized appreciation on investments was $1,486,963, consisting of $2,327,769 gross unrealized appreciation and $840,806 gross unrealized depreciation.

At March 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

24

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of small-cap growth funds (the “Performance Group”) and with a broader group of all retail and institutional small-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional

25

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

small-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all periods, except the three-year period when it was below the Performance Group median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star five-year rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which reflected reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee and that the fund’s actual management fee was lower than the Expense Group median and Expense Universe median actual management fee. This information also showed that the fund’s total expenses were lower than the Expense Group median and slightly higher than the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee

26

information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

28

NOTES

29

For More Information

BNY Mellon Small Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: SSETX Class Y: SSYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6941SA0320

BNY Mellon Small Cap Value Fund

SEMIANNUAL REPORT March 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Small Cap Value Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Small Cap Value Fund, covering the six-month period from October 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the positive outlook was short-lived, as concerns over the spread of the coronavirus roiled markets the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Many indices, particularly in the U.S., reported historically low returns for the first quarter of 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. The Fed cut the target overnight lending rate by 25 basis points in October 2019 in an effort to support the U.S. economy. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements in global economic growth during the coming year. However, concerns regarding COVID-19 and the resulting economic impact caused yields throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020. In March, the Fed cut rates twice, resulting in an overnight lending target-rate of nearly zero at the end of the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

April 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through March 31, 2020, as provided by Joseph M. Corrado, CFA, Stephanie K. Brandaleone, CFA, Jonathan Piskorowski, CFA and Nicholas Cohn, Portfolio Managers

Nicholas Cohn was added to the portfolio management team in December 2019.

Market and Fund Performance Overview

For the six-month period ended March 31, 2020, BNY Mellon Small Cap Value Fund’s Class A shares produced a total return of -29.11%, Class C shares returned -29.42%, Class I shares returned -28.98% and Class Y shares returned -28.92%.1 In comparison, the fund’s benchmark, the Russell 2000® Value Index (the “Index”), posted a total return of -30.20% for the same period.2

Small-cap value stocks posted negative returns during the period, due to extreme market volatility in late February and March, which was caused in part by the spreading COVID-19 and the resulting economic effects. The fund outperformed the Index, due primarily to positioning within the industrials and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap U.S. companies—i.e., those with market capitalizations that are equal to or less than the total market capitalization of the largest company in the Index.

We use fundamental research and qualitative analysis to select stocks from among portfolio candidates. We look for companies with strong competitive positions, high-quality management and financial strength.

We use a variety of screening methods to identify small-cap companies that might be attractive investments. Once attractive investments have been identified, we use a consistent, three-step, fundamental research process to evaluate the stocks. The first step is valuation—to identify small-cap companies that are considered to be attractively priced relative to their earnings potential. Second, fundamentals—to verify the strength of the underlying business position. Third, catalyst—to identify a specific event that has the potential to cause the stocks to appreciate in value.

We primarily focus on individual stock selection instead of trying to predict which industries or sectors will perform best. The stock selection process is designed to produce a diversified portfolio of companies that we believe are undervalued relative to expected business growth.

Central Bank Policy, Trade and Disease Influence Markets

Equity markets were affected by an array of geopolitical developments in late 2019, ranging from civil protests in Hong Kong, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. Continuing trade tensions between the U.S. and China remained an influencer of investor sentiment and equity market valuations early in the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal. Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in October 2019 to support weak inflation and flagging growth. In December 2019, the Bank of Japan announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase. The People’s Bank of China and European Central Bank also provided additional support to their respective jurisdictions during the six months. Despite these measures, volatility reentered equity markets in January 2020, due to concerns over the COVID-19 outbreak. Although some indices hit new record highs in early February 2020, investor sentiment shifted later in the month, due to increasing virus cases in the U.S. A sell-off began that accelerated through late March, eliminating gains for many areas of the capital markets, and sending some equity indices into bear market territory. Asset valuations came under additional pressure from the Russia/Saudi Arabia oil conflict, which caused the price of oil to fall precipitously. The Fed cut rates twice in March 2020 in an effort to support the economy. Large numbers of people were laid off after several states ordered non-essential businesses closed. A landmark $2 trillion-dollar stimulus deal was signed the final Friday in March, in an effort to provide much needed cash to households and loans to small businesses.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Industrials and Information Technology Drive Fund Performance

The largest contributor to relative outperformance was stock selection within the machinery industry. Astec Industries and Lindsay were among the top contributors to performance. Lindsay produces equipment and materials that go into water management systems and infrastructure projects, both of which are essential businesses that continued throughout the quarantine period. Drone manufacturer AeroVironment also provided a tailwind to performance. The company continued to see steady demand from its aerospace and defense client base throughout the six months, as well as corporate clients such as Amazon.com which is investigating the possibility of drone delivery for products. An overweight to the information technology sector as a whole also bolstered results. From a stock selection standpoint, a position in IT services company NIC was beneficial. The company provides services for federal and state government agencies. A position in software company Verint Systems also helped returns.

Conversely, overweight exposure to, as well as security selection within, several areas of the consumer discretionary sector weighed on results. Hotels, restaurants and leisure, textiles, apparel and luxury goods and specialty retail all suffered during the period due to social distancing guidelines and the economic slowdown from the COVID-19 pandemic. The Cheesecake Factory announced it would suspend payments on its real estate leases, helping to depress the stock price. BJ’s Restaurants was also particularly hard hit. We have since exited our position in BJ’s Restaurants. The materials sector also weighed on results. Within metals and mining, specialty metals company Carpenter Technology saw a decrease in demand for its products from its auto and industrial clients. Home building products company Louisiana-Pacific also saw decreased demand for its construction materials.

4

Finding Opportunities Amid Volatility

Given that U.S. small cap value stocks were some of the hardest hit U.S. securities in the recent market downturn, we believe this will position them for a future resurgence. In times of volatility, there can be a rotation away from momentum stocks into higher quality, dividend paying positions. Balance sheet strength, cash flow and quality has begun to demonstrate its ability to hold up during this downturn. We are looking to volatility to provide opportunities to add companies to the portfolio at attractive valuations, which we think stand to benefit from a recovering economy.

Given this environment, we remain focused on companies we believe may be undervalued due to investor overreactions, and which maintain strong fundamentals and contain catalysts for positive change. We think that our disciplined, repeatable investment approach can provide strong upside potential, while mitigating downside risk during periods of market turbulence.

April 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 2000®Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set, and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small Cap Value Fund from October 1, 2019 to March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.02	$9.85	$4.49	$4.19
Ending value (after expenses)	$708.90	$705.80	$710.20	$710.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$7.11	$11.63	$5.30	$4.95
Ending value (after expenses)	$1,017.95	$1,013.45	$1,019.75	$1,020.10

†Expenses are equal to the fund’s annualized expense ratio of 1.41% for Class A, 2.31% for Class C, 1.05% for Class I and .98% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.2%
Automobiles & Components - 2.8%
Dorman Products	15,422	[a]	852,374
Gentherm	37,492	[a]	1,177,249
Stoneridge	40,861	[a]	684,422
Visteon	18,516	[a]	888,398
			3,602,443
Banks - 15.2%
Atlantic Union Bankshares	33,646		736,848
Banner	31,663		1,046,146
Boston Private Financial Holdings	121,265		867,045
Bryn Mawr Bank	19,439		551,679
Central Pacific Financial	39,050		620,895
Columbia Banking System	37,450		1,003,660
Cullen/Frost Bankers	19,705		1,099,342
CVB Financial	25,968		520,658
Essent Group	35,403		932,515
First Bancorp	18,097		417,679
First Interstate BancSystem, Cl. A	43,626		1,258,174
HarborOne Bancorp	59,057	[a]	444,699
Heritage Commerce	55,776		427,802
Heritage Financial	28,153		563,060
National Bank Holdings, Cl. A	22,485		537,391
Old National Bancorp	83,338		1,099,228
Seacoast Banking Corp. of Florida	48,738	[a]	892,393
South State	17,892		1,050,797
TriState Capital Holdings	3,660	[a]	35,392
UMB Financial	23,781		1,102,963
Umpqua Holdings	116,540		1,270,286
United Community Banks	69,929		1,280,400
Webster Financial	74,593		1,708,180
			19,467,232
Capital Goods - 13.2%
Advanced Drainage Systems	9,490		279,386
Aerojet Rocketdyne Holdings	57,054	[a]	2,386,569
AeroVironment	21,585	[a]	1,315,822
Astec Industries	30,893		1,080,328
Blue Bird	19,339	[a]	211,375
Construction Partners, Cl. A	63,556	[a]	1,073,461
EMCOR Group	17,825		1,093,029
Energy Recovery	65,571	[a]	487,848
EnerSys	20,615		1,020,855
Granite Construction	37,965		576,309

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Capital Goods - 13.2% (continued)
Kaman	14,126		543,427
Kennametal	20,510		381,896
Lindsay	14,589		1,336,061
MSC Industrial Direct, Cl. A	12,059		662,883
Regal Beloit	7,343		462,242
Rexnord	44,776		1,015,072
The Gorman-Rupp Company	9,275		289,473
The Greenbrier Companies	52,667		934,313
TPI Composites	33,385	[a]	493,430
TriMas	43,912	[a]	1,014,367
Wabash National	30,399		219,481
			16,877,627
Commercial & Professional Services - 1.3%
Huron Consulting Group	7,055	[a]	320,015
Knoll	50,956		525,866
Korn Ferry	33,942		825,469
			1,671,350
Consumer Durables & Apparel - 4.5%
Cavco Industries	5,587	[a]	809,780
Helen of Troy	3,021	[a]	435,115
iRobot	18,286	[a]	747,897
M.D.C. Holdings	34,058		790,146
Oxford Industries	19,106		692,784
Skechers USA, Cl. A	24,532	[a]	582,390
Taylor Morrison Home	42,895	[a]	471,845
Toll Brothers	32,643		628,378
TRI Pointe Group	71,486	[a]	626,932
			5,785,267
Consumer Services - .8%
Ruth's Hospitality Group	39,743		265,483
The Cheesecake Factory	43,610		744,859
			1,010,342
Diversified Financials - 1.7%
Blucora	20,828	[a]	250,977
Cohen & Steers	13,437		610,712
Federated Hermes	31,524		600,532
LPL Financial Holdings	10,851		590,620
WisdomTree Investments	50,258		117,101
			2,169,942
Energy - 1.1%
Cactus, Cl. A	34,823		403,947
Dril-Quip	27,471	[a]	837,865

8

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Energy - 1.1% (continued)
Helix Energy Solutions Group	122,372	[a]	200,690
			1,442,502
Food, Beverage & Tobacco - 3.5%
Calavo Growers	14,038		809,852
Flowers Foods	55,038		1,129,380
Fresh Del Monte Produce	25,026		690,968
The Hain Celestial Group	68,726	[a]	1,784,814
			4,415,014
Health Care Equipment & Services - 6.7%
Acadia Healthcare	33,679	[a]	618,010
AMN Healthcare Services	13,501	[a]	780,493
Evolent Health, Cl. A	105,824	[a]	574,624
LHC Group	19,985	[a]	2,801,897
Natus Medical	29,117	[a]	673,476
NuVasive	22,751	[a]	1,152,566
Omnicell	12,157	[a]	797,256
R1 RCM	133,962	[a]	1,217,715
			8,616,037
Household & Personal Products - .1%
Inter Parfums	2,944		136,454
Insurance - 2.7%
Argo Group International Holdings	5,681		210,538
Kemper	13,701		1,018,943
Safety Insurance Group	10,177		859,244
Selective Insurance Group	27,665		1,374,950
			3,463,675
Materials - 3.6%
Cabot	32,271		842,919
Carpenter Technology	39,625		772,687
Chase	5,288		435,150
Coeur Mining	207,626	[a]	666,479
Livent	133,186	[a]	699,226
Schnitzer Steel Industries, Cl. A	57,454		749,200
Stepan	4,869		430,712
			4,596,373
Media & Entertainment - 3.4%
Gray Television	89,177	[a]	957,761
IMAX	47,313	[a]	428,183
John Wiley & Sons, Cl. A	11,981		449,168
MSG Networks, Cl. A	77,745	[a]	792,999
Scholastic	31,971		814,941
TEGNA	55,761		605,564

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 98.2% (continued)
Media & Entertainment - 3.4% (continued)
World Wrestling Entertainment, Cl. A	8,227		279,142
			4,327,758
Real Estate - 10.1%
Agree Realty	24,749	[b]	1,531,963
Columbia Property Trust	41,813	[b]	522,662
Cousins Properties	17,819	[b]	521,562
Empire State Realty Trust, Cl. A	137,099	[b]	1,228,407
Equity Commonwealth	44,775	[b]	1,419,815
Newmark Group, Cl. A	102,476		435,523
Physicians Realty Trust	119,596	[b]	1,667,168
Potlatchdeltic	59,827	[b]	1,877,970
Sunstone Hotel Investors	150,410	[b]	1,310,071
Terreno Realty	25,711	[b]	1,330,544
Urban Edge Properties	112,077	[b]	987,398
Weingarten Realty Investors	9,095	[b]	131,241
			12,964,324
Retailing - 3.0%
Dick's Sporting Goods	32,458		690,057
Dillard's, Cl. A	18,199		672,453
Ollie's Bargain Outlet Holdings	14,396	[a]	667,111
Urban Outfitters	52,911	[a]	753,453
Williams-Sonoma	24,354		1,035,532
			3,818,606
Semiconductors & Semiconductor Equipment - 5.1%
Brooks Automation	9,401		286,730
Diodes	46,004	[a]	1,869,373
First Solar	29,762	[a]	1,073,218
MKS Instruments	23,363		1,902,916
Semtech	37,364	[a]	1,401,150
			6,533,387
Software & Services - 5.9%
Cloudera	112,625	[a]	886,359
CSG Systems International	31,257		1,308,105
KBR	62,644		1,295,478
Mimecast	18,082	[a]	638,295
NIC	56,050		1,289,150
Progress Software	16,312		521,984
Verint Systems	38,395	[a]	1,650,985
			7,590,356
Technology Hardware & Equipment - 4.6%
Coherent	16,951	[a]	1,803,756
Fabrinet	26,279	[a]	1,433,782
FLIR Systems	23,327		743,898

10

Description		Shares		Value ($)
Common Stocks - 98.2% (continued)
Technology Hardware & Equipment - 4.6% (continued)
Lumentum Holdings		11,290	[a]	832,073
NETGEAR		47,673	[a]	1,088,851
				5,902,360
Transportation - 2.6%
Echo Global Logistics		27,826	[a]	475,268
JetBlue Airways		37,442	[a]	335,106
Landstar System		7,654		733,712
Marten Transport		53,927		1,106,582
SkyWest		24,629		645,033
				3,295,701
Utilities - 6.3%
Avista		48,564		2,063,484
Chesapeake Utilities		15,154		1,298,849
NorthWestern		14,378		860,236
PNM Resources		27,351		1,039,338
Portland General Electric		28,437		1,363,270
Southwest Gas Holdings		21,246		1,477,872
				8,103,049
Total Common Stocks (cost $146,690,563)				125,789,799

Exchange-Traded Funds - 1.5%
Registered Investment Companies - 1.5%
iShares Russell 2000 Value ETF (cost $1,748,634)		23,199		1,903,014
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $522,645)	0.40	522,645	[c]	522,645
Total Investments (cost $148,961,842)		100.1%		128,215,458
Liabilities, Less Cash and Receivables		(.1%)		(97,403)
Net Assets		100.0%		128,118,055

ETF—Exchange-Traded Fund

a Non-income producing security.

b Investment in real estate investment trust within the United States.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	19.6
Industrials	17.1
Information Technology	15.6
Consumer Discretionary	11.1
Real Estate	10.1
Health Care	6.7
Utilities	6.3
Materials	3.6
Consumer Staples	3.6
Communication Services	3.4
Investment Companies	1.9
Energy	1.1
100.1

† Based on net assets.

See notes to financial statements.

12

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/19($)	Purchases($)	Sales ($)	Value 3/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,606,737	28,430,653	30,514,745	522,645.4		19,430
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,675,174	19,821,359	23,496,533	-	-	-
Total	6,281,911	48,252,012	54,011,278	522,645.4		19,430

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	148,439,197	127,692,813
Affiliated issuers	522,645	522,645
Receivable for investment securities sold		1,571,476
Dividends and securities lending income receivable		134,241
Receivable for shares of Beneficial Interest subscribed		50,346
Prepaid expenses		33,865
		130,005,386
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		117,287
Payable for investment securities purchased		1,664,312
Payable for shares of Beneficial Interest redeemed		47,873
Trustees’ fees and expenses payable		967
Other accrued expenses		56,892
		1,887,331
Net Assets ($)		128,118,055
Composition of Net Assets ($):
Paid-in capital		162,518,216
Total distributable earnings (loss)		(34,400,161)
Net Assets ($)		128,118,055

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	17,189,640	943,364	80,845,581	29,139,470
Shares Outstanding	1,302,733	73,530	6,093,090	2,181,510
Net Asset Value Per Share ($)	13.20	12.83	13.27	13.36

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,674,251
Affiliated issuers	19,430
Income from securities lending—Note 1(b)	70,574
Interest	5,874
Total Income	1,770,129
Expenses:
Investment advisory fee—Note 3(a)	741,031
Shareholder servicing costs—Note 3(c)	82,545
Administration fee—Note 3(a)	55,577
Professional fees	50,262
Registration fees	26,618
Prospectus and shareholders’ reports	11,350
Trustees’ fees and expenses—Note 3(d)	9,733
Chief Compliance Officer fees—Note 3(c)	6,683
Custodian fees—Note 3(c)	6,311
Distribution fees—Note 3(b)	5,968
Loan commitment fees—Note 2	2,586
Interest expense—Note 2	161
Miscellaneous	11,787
Total Expenses	1,010,612
Investment Income—Net	759,517
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(8,620,491)
Net change in unrealized appreciation (depreciation) on investments	(44,217,164)
Net Realized and Unrealized Gain (Loss) on Investments	(52,837,655)
Net (Decrease) in Net Assets Resulting from Operations	(52,078,138)

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations ($):
Investment income—net	759,517	1,491,600
Net realized gain (loss) on investments	(8,620,491)	13,691,071
Net change in unrealized appreciation (depreciation) on investments	(44,217,164)	(29,845,902)
Net Increase (Decrease) in Net Assets Resulting from Operations	(52,078,138)	(14,663,231)
Distributions ($):
Distributions to shareholders:
Class A	(2,022,089)	(3,661,314)
Class C	(129,047)	(271,667)
Class I	(9,644,441)	(23,751,385)
Class Y	(3,635,523)	(1,237)
Total Distributions	(15,431,100)	(27,685,603)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	641,951	830,555
Class C	43,129	84,950
Class I	8,324,006	14,340,621
Class Y	1,083,392	45,528,472
Distributions reinvested:
Class A	1,935,640	3,459,346
Class C	114,926	232,832
Class I	9,102,667	23,011,692
Class Y	3,634,782	-
Cost of shares redeemed:
Class A	(1,958,918)	(6,123,736)
Class C	(496,245)	(715,036)
Class I	(15,451,110)	(94,088,299)
Class Y	(5,394,570)	(1,176,704)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,579,650	(14,615,307)
Total Increase (Decrease) in Net Assets	(65,929,588)	(56,964,141)
Net Assets ($):
Beginning of Period	194,047,643	251,011,784
End of Period	128,118,055	194,047,643

16

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	34,205	39,781
Shares issued for distributions reinvested	95,967	196,889
Shares redeemed	(103,919)	(309,095)
Net Increase (Decrease) in Shares Outstanding	26,253	(72,425)
Class Ca,b
Shares sold	2,523	4,699
Shares issued for distributions reinvested	5,845	13,528
Shares redeemed	(27,527)	(35,446)
Net Increase (Decrease) in Shares Outstanding	(19,159)	(17,219)
Class Ia
Shares sold	486,380	680,938
Shares issued for distributions reinvested	449,292	1,304,518
Shares redeemed	(821,513)	(4,746,055)
Net Increase (Decrease) in Shares Outstanding	114,159	(2,760,599)
Class Ya
Shares sold	57,267	2,300,703
Shares issued for distributions reinvested	178,264	-
Shares redeemed	(295,759)	(59,404)
Net Increase (Decrease) in Shares Outstanding	(60,228)	2,241,299

[a]During the period ended March 31, 2020, 221 Class I shares representing $3,772 were exchanged for 215 Class C shares. During the period ended September 30, 2019, 2,242,448 Class I shares representing $44,089,411 were exchanged for 2,228,844 Class Y shares and 1,613 Class A shares representing $33,080 were exchanged for 1,605 Class I share

[b]During the period ended September 30, 2019, 1,502 Class C shares representing $33,597 were automaticaly converted to 1,474 Class A shares.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended March 31, 2020	Year Ended September 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	20.11	24.49	25.18	23.19	22.77
Investment Operations:
Investment income—net[b]	.05	.10	.04	.05	.02
Net realized and unrealized gain (loss) on investments	(5.34)	(1.71)	3.37	3.94	.40
Total from Investment Operations	(5.29)	(1.61)	3.41	3.99	.42
Distributions:
Dividends from investment income—net	(.10)	(0.03)	(.06)	(.09)	-
Dividends from net realized gain on investments	(1.52)	(2.74)	(4.04)	(1.91)	-
Total Distributions	(1.62)	(2.77)	(4.10)	(2.00)	-
Net asset value, end of period	13.20	20.11	24.49	25.18	23.19
Total Return (%)[c]	(29.11)[d]	(5.05)	15.08	17.58	1.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41[e]	1.31	1.36	1.37	1.37[e]
Ratio of net expenses to average net assets	1.41[e]	1.31	1.36	1.37	1.37[e]
Ratio of net investment income to average net assets	.50[e]	.49	.15	.21	.46[e]
Portfolio Turnover Rate	35.51[d]	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	17,190	25,664	33,037	231	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

18

	Six Months Ended March 31, 2020	Year Ended September 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	19.58	24.07	24.94	23.16	22.77
Investment Operations:
Investment (loss)—net[b]	(.04)	(.06)	(.15)	(.20)	(.01)
Net realized and unrealized gain (loss) on investments	(5.19)	(1.69)	3.32	3.95	.40
Total from Investment Operations	(5.23)	(1.75)	3.17	3.75	.39
Distributions:
Dividends from investment income—net	-	-	-	(.06)	-
Dividends from net realized gain on investments	(1.52)	(2.74)	(4.04)	(1.91)	-
Total Distributions	(1.52)	(2.74)	(4.04)	(1.97)	-
Net asset value, end of period	12.83	19.58	24.07	24.94	23.16
Total Return (%)[c]	(29.42)[d]	(5.76)	14.11	16.49	1.71[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.31[e]	2.08	2.19	2.30	2.13[e]
Ratio of net expenses to average net assets	2.31[e]	2.08	2.19	2.30	2.13[e]
Ratio of net investment (loss) to average net assets	(.42)[e]	(.30)	(.67)	(.79)	(.30)[e]
Portfolio Turnover Rate	35.51[d]	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	943	1,815	2,646	27	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended March 31, 2020		Year Ended September 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	20.23	24.64	25.27	23.20	21.95	28.21
Investment Operations:
Investment income—net[a]	.08	.15	.11	.15	.14	.15
Net realized and unrealized gain (loss) on investments	(5.36)	(1.72)	3.40	3.93	3.11	(.51)
Total from Investment Operations	(5.28)	(1.57)	3.51	4.08	3.25	(.36)
Distributions:
Dividends from investment income—net	(.16)	(.10)	(.10)	(.10)	(.17)	(.13)
Dividends from net realized gain on investments	(1.52)	(2.74)	(4.04)	(1.91)	(1.83)	(5.77)
Total Distributions	(1.68)	(2.84)	(4.14)	(2.01)	(2.00)	(5.90)
Net asset value, end of period	13.27	20.23	24.64	25.27	23.20	21.95
Total Return (%)	(28.98)[b]	(4.72)	15.43	17.98	15.91	(2.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[c]	1.02	1.01	1.03	1.00	.97
Ratio of net expenses to average net assets	1.05[c]	1.02	1.01	1.03	1.00	.97
Ratio of net investment income to average net assets	.87[c]	.75	.46	.62	.63	.62
Portfolio Turnover Rate	35.51[b]	69.41	84.28	76.86	78.56	76.23
Net Assets, end of period ($ x 1,000)	80,846	120,937	215,318	208,377	205,339	255,019

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

20

	Six Months Ended March 31, 2020	Year Ended September 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	20.36	24.74	25.25	23.20	22.77
Investment Operations:
Investment income (loss)—net[b]	.09	.23	(.04)	.10	.03
Net realized and unrealized gain (loss) on investments	(5.40)	(1.79)	3.57	3.97	.40
Total from Investment Operations	(5.31)	(1.56)	3.53	4.07	.43
Distributions:
Dividends from investment income—net	(.17)	(.08)	-	(.11)	-
Dividends from net realized gain on investments	(1.52)	(2.74)	(4.04)	(1.91)	-
Total Distributions	(1.69)	(2.82)	(4.04)	(2.02)	-
Net asset value, end of period	13.36	20.36	24.74	25.25	23.20
Total Return (%)	(28.92)[c]	(4.67)	15.49	17.93	1.89[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98[d]	1.01	.97	1.00	1.12[d]
Ratio of net expenses to average net assets	.98[d]	1.00	.95	1.00	1.12[d]
Ratio of net investment income (loss) to average net assets	.92[d]	1.23	(.14)	.42	.72[d]
Portfolio Turnover Rate	35.51[c]	69.41	84.28	76.86	78.56
Net Assets, end of period ($ x 1,000)	29,139	45,631	11	7,427	10

a From August 1, 2016 (commencement of initial offering) to September 30, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small Cap Value Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

22

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

24

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities- Common Stocks	125,789,799	-	-	125,789,799
Exchange-Traded Funds	1,903,014	-	-	1,903,014
Investment Companies	522,645	-	-	522,645

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2020, The Bank of New York Mellon earned $13,535 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

26

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows: ordinary income $3,236,138 and long-term capital gains $24,449,465. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2020 was approximately $12,570 with a related weighted average annualized interest rate of 2.57%.

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of Class Y shares, so that the annual fund operating expenses of Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the value of Class Y shares average daily net assets. On or after January 31, 2021, the Adviser may terminate this expense limitation agreement at any time. There was no reduction in expenses, pursuant to the undertaking, during the period ended March 31, 2020.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $55,577 during the period ended March 31, 2020.

During the period ended March 31, 2020, the Distributor retained $223 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

28

period ended March 31, 2020, Class C shares were charged $5,968 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2020, Class A and Class C shares were charged $31,104 and $1,989, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2020, the fund was charged $7,786 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2020, the fund was charged $6,311 pursuant to the custody agreement.

During the period ended March 31, 2020, the fund was charged $6,683 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $93,243, administration fees of $6,993, Distribution Plan fees of $655, Shareholder Services Plan fees of $4,140, custodian fees of $6,000, Chief Compliance Officer fees of $3,329 and transfer agency fees of $2,927.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2020, amounted to $63,559,925 and $75,162,760, respectively.

At March 31, 2020, accumulated net unrealized depreciation on investments was $20,746,384, consisting of $10,915,128 gross unrealized appreciation and $31,661,512 gross unrealized depreciation.

At March 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement pursuant to which BNY Mellon Investment Adviser provides the fund with investment advisory services and administrative services (together, the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of small-cap core funds (the “Performance Group”) and with a broader group of all retail and institutional small-cap core funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional small-cap core funds, excluding outliers (the “Expense Universe”), the information for

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in seven of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate (which reflected the advisory and administration fees) payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was slightly higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group and Expense Universe median actual management fee and the fund’s total expenses were slightly higher than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of Class Y shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

32

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

34

NOTES

35

NOTES

36

NOTES

37

For More Information

BNY Mellon Small Cap Value Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: RUDAX Class C: BOSCX Class I: STSVX Class Y: BOSYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6944SA0320

BNY Mellon Small/Mid Cap Growth Fund

SEMIANNUAL REPORT March 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Small/Mid Cap Growth Fund, covering the six-month period from October 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the positive outlook was short-lived, as concerns over the spread of COVID-19 roiled markets the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Many indices, particularly in the U.S., reported historically low returns for the first quarter of 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. The Fed cut the target overnight lending rate by 25 basis points in October 2019 in an effort to support the U.S. economy. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements in global economic growth during the coming year. However, concerns regarding COVID-19 and the resulting economic impact caused yields throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020. In March, the Fed cut rates twice, resulting in an overnight lending target-rate of nearly zero at the end of the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

April 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through March 31, 2020, as provided by John R. Porter, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2020, BNY Mellon Small/Mid Cap Growth Fund’s Class A shares produced a total return of -2.37%, Class C shares returned -2.77%, Class I shares returned -2.32%, Class Y shares returned -2.22% and Class Z shares returned
-2.37.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), posted a total return of -15.10% for the same period.2

Small- and mid-cap growth stocks were affected by extreme market volatility during the second half of the period, which was caused in part by the spreading of COVID-19 and the resulting economic effects. Based on the Russell family of indices, mid-cap and small-cap stocks produced negative returns. The fund outperformed the Index, mainly due to successful security selections in the health care and information technology sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap and mid-cap U.S. companies (those with market capitalizations equal to or less than the total market capitalization of the largest company in the Index). We employ a growth-oriented investment style in managing the fund’s portfolio. This means we seek to identify those small-cap and mid-cap companies that are experiencing, or are expected to experience, rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best, and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth;

• Investing in a company when the portfolio managers’ research indicates that the company will experience accelerating revenues and expanding operating margins, which may lead to rising estimate trends and favorable earnings surprises.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Central Bank Policy, Trade and Disease Influence Markets

Equity markets were affected by an array of geopolitical developments in late 2019, ranging from civil protests in Hong Kong to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. Continuing trade tensions between the U.S. and China remained an influencer of investor sentiment and equity market valuations early in the period. Alternating signs of progress and deterioration in the trade dispute occurred, although the year concluded with President Trump indicating that he would sign the first phase of a deal.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Investor optimism helped fuel a rally that pushed U.S. equity indices to new record highs in December 2019.

Central banks worked during the period to support economic growth. The U.S. Federal Reserve (the “Fed”) cut interest rates in October 2019 to support weak inflation and flagging growth. In December 2019, the Bank of Japan (the “BOJ”) announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase. The People’s Bank of China and the European Central Bank also provided additional support to their respective jurisdictions during the six months. Despite these measures, volatility reentered equity markets in January, due to concerns over the COVID-19 outbreak. Although some indices hit new record highs in early February 2020, investor sentiment shifted later in the month, due to increasing virus cases in the U.S. A sell-off began that accelerated through late March, eliminating gains for many areas of the capital markets, and sending some equity indices into bear market territory. Asset valuations came under additional pressure from the Russia/Saudi Arabia oil conflict, which caused the price of oil to fall precipitously. The Fed cut rates twice in March 2020 in an effort to support the economy. Large numbers of people were laid off after several states ordered non-essential businesses closed. A landmark $2 trillion-dollar stimulus deal was signed the final Friday in March, in an effort to provide much needed cash to households and loans to small businesses.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

Security Selections Drive Fund Performance

The fund’s strong outperformance was driven by security selections within the health care and information technology sectors. Within health care, telemedicine company Teladoc Health posted strong absolute and relative performance. Social distancing guidelines and a general increase in disease during the period led to an increase in demand for the company’s services. Health care equipment and services company DexCom also contributed to returns, as did several biotechnology companies such as Acceleron Pharma and Sarepta Therapeutics. IT services and software companies were among the strongest performers within the information technology sector. IT services company Shopify, a provider of website services and payment systems for e-commerce sites, performed well on strong trends in online shopping. Software company DocuSign, which specializes in document digitalization, was among the leading contributors to portfolio performance. Everbridge, a disaster communications software company, also outperformed the broader market and bolstered portfolio results. Demand for the company’s products, particularly among schools and public organizations, increased during the period. Communications equipment company Lumentum Holdings was also among the top contributors. Elsewhere in the markets, positioning within the industrials sector was helpful. A relative underweight and successful stock selection worked to bolster results. Within the consumer discretionary sector, companies such as Lululemon Athletica and Peleton Interactive were standout performers.

Conversely, positioning within the energy and materials sectors weighed most heavily on returns. An overweight to the energy sector, which performed particularly poorly during the six months, provided a headwind to results. Within materials, mining company Constellium was among the top individual detractors from performance for the period. The company

4

experienced higher-than- anticipated costs during the period due to production inefficiencies. An overweight to the construction materials industry also weighed on performance.

Finding Opportunities Amid Volatility

It is our opinion that there are many uncertainties in the world right now. We think the downturn witnessed in March may have been driven more by uncertainty than anything else, but it is difficult to project how the widespread job losses and economic slowdown associated with the COVID-19 will affect corporate fundamentals in the future. We believe the economy may take a while to recover fully. There may be permanent changes in the way businesses are run. Our team is paying very close attention to the nature of every business in which we are invested, and how they may be affected by potential paradigm shifts in the way the U.S. economy functions.

We are encouraged by the stimulus efforts of governments and the capitalization levels of banks. In a difficult time, we believe that active management is more important than ever and will continue to utilize market volatility as an opportunity to purchase the stocks of fundamentally strong companies, which we think are well positioned to function in the new economy, at more attractive prices.

April 15, 2020

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Small/Mid Cap Growth Fund from October 1, 2019 to March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.79	$8.58	$3.66	$3.21	$4.45
Ending value (after expenses)	$976.30	$972.30	$976.80	$977.80	$976.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y	Class Z
Expense paid per $1,000†	$4.90	$8.77	$3.74	$3.29	$4.55
Ending value (after expenses)	$1,020.15	$1,016.30	$1,021.30	$1,021.75	$1,020.50

†Expenses are equal to the fund’s annualized expense ratio of .97% for Class A, 1.74% for Class C, .74% for Class I, .65% for Class Y and .90% for Class Z, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2020 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.1%
Banks - .8%
First Republic Bank	78,521		6,460,708
SVB Financial Group	56,437	[a]	8,526,502
			14,987,210
Capital Goods - 6.8%
Allegion	84,203	[b]	7,748,360
Colfax	308,702	[a,b]	6,112,300
Curtiss-Wright	174,169		16,094,957
Graco	312,974		15,251,223
Lincoln Electric Holdings	146,509	[b]	10,109,121
Masco	294,016		10,164,133
Mercury Systems	551,950	[a]	39,376,113
Rexnord	423,774		9,606,957
SiteOne Landscape Supply	162,557	[a,b]	11,967,446
			126,430,610
Commercial & Professional Services - 3.0%
Clarivate Analytics	872,194	[a,b]	18,098,025
CoStar Group	48,014	[a]	28,194,301
FTI Consulting	70,444	[a]	8,437,078
			54,729,404
Consumer Durables & Apparel - 4.1%
Lululemon Athletica	195,101	[a]	36,981,395
Peloton Interactive, Cl. A	1,469,641	[a]	39,018,969
			76,000,364
Consumer Services - 2.2%
OneSpaWorld Holdings	525,703	[b]	2,134,354
Planet Fitness, Cl. A	689,615	[a,b]	33,584,250
Wynn Resorts	94,008	[b]	5,658,342
			41,376,946
Diversified Financials - 1.9%
LPL Financial Holdings	278,243		15,144,766
Morningstar	98,875		11,494,219
Tradeweb Markets, Cl. A	220,823		9,283,399
			35,922,384
Energy - .3%
Cactus, Cl. A	506,668		5,877,349
Food & Staples Retailing - 1.1%
Grocery Outlet Holding	566,788	[a,b]	19,463,500
Health Care Equipment & Services - 15.5%
1Life Healthcare	1,335,349	[a,b]	24,236,584
ABIOMED	170,342	[a]	24,726,845
Align Technology	187,166	[a]	32,557,526

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Health Care Equipment & Services - 15.5% (continued)
DexCom	329,215	[a]	88,647,723
Insulet	166,384	[a]	27,566,501
Nevro	123,752	[a,b]	12,372,725
Teladoc Health	442,477	[a,b]	68,588,360
Teleflex	28,739		8,416,504
			287,112,768
Information Technology Services - 11.6%
Black Knight	415,875	[a,b]	24,145,702
CACI International, Cl. A	164,428	[a]	34,718,972
Euronet Worldwide	140,615	[a]	12,053,518
Shopify, Cl. A	140,551	[a]	58,599,928
Square, Cl. A	634,754	[a]	33,248,414
Twilio, Cl. A	582,300	[a,b]	52,110,027
			214,876,561
Insurance - .5%
Kinsale Captial Group	89,353	[b]	9,340,069
Materials - 1.9%
AptarGroup	144,455		14,379,051
Constellium	714,377	[a]	3,721,904
Summit Materials, Cl. A	1,148,202	[a,b]	17,223,030
			35,323,985
Media & Entertainment - 1.5%
Liberty Media Corp-Liberty Formula One, Cl. C	481,411	[a]	13,108,822
Live Nation Entertainment	310,567	[a,b]	14,118,376
			27,227,198
Pharmaceuticals Biotechnology & Life Sciences - 12.2%
10X Genomics, CI. A	293,037	[a,b]	18,262,066
Acceleron Pharma	108,328	[a,b]	9,735,437
Alector	144,917	[a]	3,496,847
Amicus Therapeutics	762,653	[a,b]	7,046,914
Arena Pharmaceuticals	144,107	[a]	6,052,494
Ascendis Pharma, ADR	90,115	[a,b]	10,147,850
Biohaven Pharmaceutical Holding	338,896	[a,b]	11,532,631
Blueprint Medicines	83,135	[a]	4,861,735
CRISPR Therapeutics	122,570	[a,b]	5,198,194
FibroGen	504,167	[a]	17,519,803
GW Pharmaceuticals, ADR	152,464	[a,b]	13,351,272
Iovance Biotherapeutics	194,081	[a,b]	5,809,815
Natera	246,345	[a]	7,355,862
Neurocrine Biosciences	182,200	[a,b]	15,769,410
Sarepta Therapeutics	311,667	[a,b]	30,487,266
Twist Bioscience	559,095	[a]	17,097,125

8

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 12.2% (continued)
Ultragenyx Pharmaceutical	191,376	[a,b]	8,502,836
uniQure	249,128	[a,b]	11,821,124
Veracyte	296,992	[a,b]	7,219,876
Voyager Therapeutics	532,374	[a]	4,871,222
Zogenix	387,172	[a,b]	9,574,764
			225,714,543
Real Estate - .9%
Americold Realty Trust	479,475	[c]	16,321,329
Retailing - 4.1%
Etsy	304,362	[a,b]	11,699,675
National Vision Holdings	1,582,551	[a]	30,733,140
Ollie's Bargain Outlet Holdings	706,449	[a,b]	32,736,847
			75,169,662
Semiconductors & Semiconductor Equipment - 1.8%
Power Integrations	221,916		19,601,840
Semtech	378,113	[a]	14,179,237
			33,781,077
Software & Services - 18.4%
DocuSign	560,200	[a]	51,762,480
Everbridge	301,944	[a,b]	32,114,764
HubSpot	313,620	[a]	41,771,048
Medallia	1,038,660	[a,b]	20,814,746
Proofpoint	285,945	[a]	29,335,098
Q2 Holdings	203,130	[a,b]	11,996,858
Rapid7	856,726	[a,b]	37,121,938
Slack Technologies, Cl. A	1,215,808	[a,b]	32,632,287
Splunk	326,141	[a,b]	41,168,778
SS&C Technologies Holdings	441,282		19,336,977
Zendesk	361,551	[a,b]	23,142,879
			341,197,853
Technology Hardware & Equipment - 5.0%
Cognex	187,151		7,901,515
FLIR Systems	963,176		30,715,683
Littelfuse	70,802		9,446,403
Lumentum Holdings	306,565	[a,b]	22,593,840
nLight	565,596	[a,b]	5,933,102
Trimble	236,590	[a]	7,530,660
Zebra Technologies, Cl. A	51,127	[a]	9,386,917
			93,508,120
Telecommunication Services - 2.5%
Bandwidth, Cl. A	697,283	[a,b]	46,920,173

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 97.1% (continued)
Transportation - 1.0%
Knight-Swift Transportation Holdings		582,789	[b]	19,115,479
Total Common Stocks (cost $1,420,878,457)				1,800,396,584

Exchange-Traded Funds - 1.7%
Registered Investment Companies - 1.7%
iShares Russell 2000 Growth ETF (cost $28,707,856)		198,419	[b]	31,383,933
	1-Day Yield (%)
Investment Companies - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $20,987,068)	0.40	20,987,068	[d]	20,987,068

Investment of Cash Collateral for Securities Loaned - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $32,996,496)	0.40	32,996,496	[d]	32,996,496
Total Investments (cost $1,503,569,877)		101.7%		1,885,764,081
Liabilities, Less Cash and Receivables		(1.7%)		(31,059,628)
Net Assets		100.0%		1,854,704,453

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2020, the value of the fund’s securities on loan was $503,375,046 and the value of the collateral was $526,412,594, consisting of cash collateral of $32,996,496 and U.S. Government & Agency securities valued at $493,416,098.

c Investment in real estate investment trust within the United States.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

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Portfolio Summary (Unaudited) †	Value (%)
Information Technology	36.8
Health Care	27.7
Industrials	10.8
Consumer Discretionary	10.4
Investment Companies	4.6
Communication Services	4.0
Financials	3.2
Materials	1.9
Consumer Staples	1.1
Real Estate	.9
Energy	.3
101.7

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 9/30/19($)	Purchases($)	Sales ($)	Value 3/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,268,871	289,921,602	275,203,405	20,987,068	1.1	107,823
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	122,367,304	472,916,489	562,287,297	32,996,496	1.8	-
Total	128,636,175	762,838,091	837,490,702	53,983,564	2.9	107,823

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $503,375,046)—Note 1(b):
Unaffiliated issuers	1,449,586,313	1,831,780,517
Affiliated issuers	53,983,564	53,983,564
Receivable for investment securities sold		15,372,361
Receivable for shares of Beneficial Interest subscribed		4,757,385
Dividends and securities lending income receivable		289,797
Prepaid expenses		117,142
		1,906,300,766
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		1,126,590
Liability for securities on loan—Note 1(b)		32,996,496
Payable for investment securities purchased		15,436,199
Payable for shares of Beneficial Interest redeemed		1,753,480
Trustees’ fees and expenses payable		11,211
Interest payable—Note 2		414
Other accrued expenses		271,923
		51,596,313
Net Assets ($)		1,854,704,453
Composition of Net Assets ($):
Paid-in capital		1,413,019,785
Total distributable earnings (loss)		441,684,668
Net Assets ($)		1,854,704,453

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	293,726,524	51,929,359	1,203,930,582	202,884,887	102,233,101
Shares Outstanding	14,275,507	2,904,369	56,168,776	9,394,627	4,777,159
Net Asset Value Per Share ($)	20.58	17.88	21.43	21.60	21.40

See notes to financial statements.

13

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2020 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,736,955
Affiliated issuers	107,823
Income from securities lending—Note 1(b)	1,947,672
Interest	56,451
Total Income	4,848,901
Expenses:
Investment advisory fee—Note 3(a)	6,406,805
Shareholder servicing costs—Note 3(c)	1,355,630
Distribution fees—Note 3(b)	350,133
Trustees’ fees and expenses—Note 3(d)	101,589
Administration fee—Note 3(a)	101,050
Registration fees	61,869
Prospectus and shareholders’ reports	55,775
Professional fees	51,721
Loan commitment fees—Note 2	28,447
Custodian fees—Note 3(c)	18,514
Chief Compliance Officer fees—Note 3(c)	6,683
Interest expense—Note 2	3,286
Miscellaneous	60,125
Total Expenses	8,601,627
Investment (Loss)—Net	(3,752,726)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	122,777,622
Net change in unrealized appreciation (depreciation) on investments	(158,447,253)
Net Realized and Unrealized Gain (Loss) on Investments	(35,669,631)
Net (Decrease) in Net Assets Resulting from Operations	(39,422,357)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations ($):
Investment (loss)—net	(3,752,726)	(7,947,800)
Net realized gain (loss) on investments	122,777,622	(50,863,861)
Net change in unrealized appreciation (depreciation) on investments	(158,447,253)	(33,652,356)
Net Increase (Decrease) in Net Assets Resulting from Operations	(39,422,357)	(92,464,017)
Distributions ($):
Distributions to shareholders:
Class A	-	(22,139,233)
Class C	-	(4,757,737)
Class I	-	(79,415,710)
Class Y	-	(14,023,109)
Class Z	-	(7,752,625)
Total Distributions	-	(128,088,414)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	28,915,320	73,739,038
Class C	5,466,765	16,516,962
Class I	193,602,367	483,485,726
Class Y	22,586,234	38,561,552
Class Z	507,425	1,475,412
Distributions reinvested:
Class A	-	20,879,228
Class C	-	4,721,634
Class I	-	78,772,622
Class Y	-	14,023,109
Class Z	-	7,215,382
Cost of shares redeemed:
Class A	(57,748,257)	(65,764,679)
Class C	(10,829,161)	(15,906,152)
Class I	(257,849,950)	(342,315,449)
Class Y	(29,198,603)	(35,933,057)
Class Z	(4,920,449)	(9,475,697)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(109,468,309)	269,995,631
Total Increase (Decrease) in Net Assets	(148,890,666)	49,443,200
Net Assets ($):
Beginning of Period	2,003,595,119	1,954,151,919
End of Period	1,854,704,453	2,003,595,119

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	1,227,391	3,520,523
Shares issued for distributions reinvested	-	1,057,717
Shares redeemed	(2,538,051)	(3,151,375)
Net Increase (Decrease) in Shares Outstanding	(1,310,660)	1,426,865
Class Ca,b
Shares sold	270,487	887,296
Shares issued for distributions reinvested	-	272,461
Shares redeemed	(551,000)	(888,663)
Net Increase (Decrease) in Shares Outstanding	(280,513)	271,094
Class Ia
Shares sold	8,270,456	22,461,433
Shares issued for distributions reinvested	-	3,842,674
Shares redeemed	(11,113,146)	(15,896,416)
Net Increase (Decrease) in Shares Outstanding	(2,842,690)	10,407,691
Class Y
Shares sold	956,635	1,757,531
Shares issued for distributions reinvested	-	679,744
Shares redeemed	(1,211,860)	(1,632,342)
Net Increase (Decrease) in Shares Outstanding	(255,225)	804,933
Class Z
Shares sold	21,808	66,507
Shares issued for distributions reinvested	-	352,141
Shares redeemed	(204,932)	(431,190)
Net Increase (Decrease) in Shares Outstanding	(183,124)	(12,542)

[a]During the period ended March 31, 2019, 144 Class A shares representing $3,288 were exchanged for 139 Class I shares and 366 Class C shares representing $8,292 were exchanged for 306 Class I shares. During the period ended September 30, 2019, 645 Class A shares representing $14,199 were exchanged for 621 Class I shares.

[b]During the period ended March 31, 2020, 181 Class C shares representing $3,817 were automatically converted to 158 Class A shares and during the period ended September 30, 2019, 1,772 Class C shares representing $33,661 were automatically converted to 1,560 Class A shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
March 31, 2020		Year Ended September 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.08	24.00	19.87	16.66	15.83	17.65
Investment Operations:
Investment (loss)—net[a]	(.06)	(.12)	(.11)	(.04)	(.06)	(.07)
Net realized and unrealized gain (loss) on investments	(.44)	(1.23)	6.05	3.63	1.92	.06
Total from Investment Operations	(.50)	(1.35)	5.94	3.59	1.86	(.01)
Distributions:
Dividends from net realized gain on investments	-	(1.57)	(1.81)	(.38)	(1.03)	(1.81)
Net asset value, end of period	20.58	21.08	24.00	19.87	16.66	15.83
Total Return (%)[b]	(2.37)[c]	(5.17)	32.33	21.95	12.11	(.42)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97[d]	.98	1.00	1.04	1.04	1.03
Ratio of net expenses to average net assets	.97[d]	.98	1.00	1.03	1.04	1.03
Ratio of net investment (loss) to average net assets	(.52)[d]	(.58)	(.53)	(.20)	(.41)	(.42)
Portfolio Turnover Rate	31.11[c]	49.35	56.70	67.52	120.54	144.39
Net Assets, end of period ($ x 1,000)	293,727	328,595	339,848	225,374	222,978	219,185

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2020		Year Ended September 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	18.39	21.31	17.96	15.20	14.64	16.58
Investment Operations:
Investment (loss)—net[a]	(.13)	(.25)	(.24)	(.16)	(.17)	(.20)
Net realized and unrealized gain (loss) on investments	(.38)	(1.10)	5.40	3.30	1.76	.07
Total from Investment Operations	(.51)	(1.35)	5.16	3.14	1.59	(.13)
Distributions:
Dividends from net realized gain on investments	-	(1.57)	(1.81)	(.38)	(1.03)	(1.81)
Net asset value, end of period	17.88	18.39	21.31	17.96	15.20	14.64
Total Return (%)[b]	(2.77)[c]	(5.88)	31.34	21.00	11.28	(1.18)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74[d]	1.74	1.73	1.79	1.83	1.81
Ratio of net expenses to average net assets	1.74[d]	1.74	1.73	1.79	1.83	1.81
Ratio of net investment (loss) to average net assets	(1.29)[d]	(1.34)	(1.27)	(.97)	(1.19)	(1.21)
Portfolio Turnover Rate	31.11[c]	49.35	56.70	67.52	120.54	144.39
Net Assets, end of period ($ x 1,000)	51,929	58,574	62,107	37,725	33,779	34,554

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

18

Six Months Ended
March 31, 2020		Year Ended September 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	21.94	24.85	20.46	17.09	16.18	17.96
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.08)	(.07)	.02	(.03)	(.03)
Net realized and unrealized gain (loss) on investments	(.48)	(1.26)	6.27	3.73	1.97	.06
Total from Investment Operations	(.51)	(1.34)	6.20	3.75	1.94	.03
Distributions:
Dividends from net realized gain on investments	-	(1.57)	(1.81)	(.38)	(1.03)	(1.81)
Net asset value, end of period	21.43	21.94	24.85	20.46	17.09	16.18
Total Return (%)	(2.32)[b]	(4.95)	32.69	22.34	12.36	(.17)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74[c]	.74	.74	.75	.79	.79
Ratio of net expenses to average net assets	.74[c]	.74	.74	.75	.79	.79
Ratio of net investment income (loss) to average net assets	(.29)[c]	(.35)	(.29)	.10	(.16)	(.19)
Portfolio Turnover Rate	31.11[b]	49.35	56.70	67.52	120.54	144.39
Net Assets, end of period ($ x 1,000)	1,203,931	1,294,518	1,207,703	497,604	511,768	512,830

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2020		Year Ended September 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	22.09	24.99	20.55	17.15	16.21	17.97
Investment Operations:
Investment income (loss)—net[a]	(.02)	(.06)	(.03)	.01	(.00)[b]	(.01)
Net realized and unrealized gain (loss) on investments	(.47)	(1.27)	6.28	3.77	1.97	.06
Total from Investment Operations	(.49)	(1.33)	6.25	3.78	1.97	.05
Distributions:
Dividends from net realized gain on investments	-	(1.57)	(1.81)	(.38)	(1.03)	(1.81)
Net asset value, end of period	21.60	22.09	24.99	20.55	17.15	16.21
Total Return (%)	(2.22)[c]	(4.87)	32.79	22.44	12.53	(.05)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65[d]	.64	.65	.68	.68	.68
Ratio of net expenses to average net assets	.65[d]	.64	.65	.68	.68	.68
Ratio of net investment income (loss) to average net assets	(.19)[d]	(.25)	(.16)	.05	(.03)	(.07)
Portfolio Turnover Rate	31.11[c]	49.35	56.70	67.52	120.54	144.39
Net Assets, end of period ($ x 1,000)	202,885	213,183	221,008	420,380	117,953	104,961

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

20

Six Months Ended
March 31, 2020		Year Ended September 30,
Class Z Shares	(Unaudited)	2019	2018[a]
Per Share Data ($):
Net asset value, beginning of period	21.92	24.83	20.86
Investment Operations:
Investment (loss)—net[b]	(.05)	(.08)	(.07)
Net realized and unrealized gain (loss) on investments	(.47)	(1.26)	4.04
Total from Investment Operations	(.52)	(1.34)	3.97
Distributions:
Dividends from net realized gain on investments	-	(1.57)	-
Net asset value, end of period	21.40	21.92	24.83
Total Return (%)	(2.37)[c]	(4.95)	19.03[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[d]	.76	.84[d]
Ratio of net expenses to average net assets	.90[d]	.76	.84[d]
Ratio of net investment (loss) to average net assets	(.44)[d]	(.36)	(.42)[d]
Portfolio Turnover Rate	31.11[c]	49.35	56.70
Net Assets, end of period ($ x 1,000)	102,233	108,725	123,486

a From January 19, 2018, (commencement of initial offering) to September 30, 2018.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

22

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

24

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	1,800,396,584	-	-	1,800,396,584
Exchange-Traded Funds	31,383,933	-	-	31,383,933
Investment Companies	53,983,564	-	-	53,983,564

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended March 31, 2020, The Bank of New York Mellon earned $444,120 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

26

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $46,949,088 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to September 30, 2019. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows: ordinary income $23,925,294 and long-term capital gains $104,163,120. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2020 was approximately $240,980 with a related weighted average annualized interest rate of 2.73%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser

28

performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $101,050 during the period ended March 31, 2020.

During the period ended March 31, 2020, the Distributor retained $19,431 from commissions earned on sales of the fund’s Class A shares and $10,349 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2020, Class C shares were charged $231,935 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of up to .25% of the value of the average daily net assets of Class Z shares. During the period ended March 31, 2020, Class Z shares were charged $118,198 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2020, Class A and Class C shares were charged $430,506 and $77,312, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2020, the fund was charged $54,828 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2020, the fund was charged $18,514 pursuant to the custody agreement.

During the period ended March 31, 2020, the fund was charged $6,683 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment

30

advisory fees of $952,161, administration fees of $17,670, Distribution Plan fees of $44,360, Shareholder Services Plan fees of $74,720, custodian fees of $12,000, Chief Compliance Officer fees of $3,329 and transfer agency fees of $22,350.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2020, amounted to $650,692,340 and $788,151,766, respectively.

At March 31, 2020, accumulated net unrealized appreciation on investments was $382,194,204, consisting of $551,816,982 gross unrealized appreciation and $169,622,778 gross unrealized depreciation.

At March 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of mid-cap growth funds (the “Performance Group”) and with a broader group of all retail

32

and institutional mid-cap growth funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of mid-cap growth funds in the Performance Group (the “Expense Group”) and with a broader group of institutional mid-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board also noted that the fund had a four star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

The Board reviewed and considered the contractual management fee rate (which reflected the advisory and administration fees) payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe median actual management fees (lowest actual management fee in the Expense Group) and the fund’s total expenses were lower than the Expense Group and Expense Universe median total expenses.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

34

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

35

NOTES

36

NOTES

37

For More Information

BNY Mellon Small/Mid Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX Class Z: DBMZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6921SA0320

BNY Mellon Tax Sensitive Total Return Bond Fund

SEMIANNUAL REPORT March 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Tax Sensitive Total Return Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Tax Sensitive Total Return Bond Fund, covering the six-month period from October 1, 2019 through March 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stock markets performed well over the last several months of 2019. Accommodative policies from the U.S. Federal Reserve (the “Fed”), paired with healthy U.S. consumer spending, helped support valuations. Despite periodic investor concern regarding trade relations with China and global growth rates, the rally continued through the end of the calendar year, supported in part by a December announcement from President Trump that the first phase of a trade deal with China was in process. However, the positive outlook was short-lived, as concerns over the spread of the coronavirus roiled markets the first several months of 2020. As the virus spread across the globe, concerns about the economic effects of a widespread quarantine worked to depress equity valuations. Many indices, particularly in the U.S., reported historically low returns for the first quarter of 2020.

In fixed-income markets, interest rates were heavily influenced by changes in Fed policy and investor concern over COVID-19. The Fed cut the target overnight lending rate by 25 basis points in October 2019 in an effort to support the U.S. economy. Rates across much of the Treasury curve increased during the month of November, and the long end of the curve rose in December as investors anticipated improvements in global economic growth during the coming year. However, concerns regarding COVID-19 and the resulting economic impact caused yields throughout the intermediate- and long-dated portions of the curve to fall during January and February of 2020. In March, the Fed cut rates twice, resulting in an overnight lending target-rate of nearly zero at the end of the period.

We believe the near-term outlook for the U.S. will be challenging, as the country curbs the spread of COVID-19. However, we are confident that once the economic effects have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris

President

BNY Mellon Investment Adviser, Inc.

April 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from October 1, 2019 through March 31, 2020, as provided by Thomas Casey, Daniel Rabasco and Jeffrey Burger, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended March 31, 2020, BNY Mellon Tax Sensitive Total Return Bond Fund’s Class A shares produced a total return of -1.56%, Class C shares returned -1.93%, Class I shares returned -1.43% and Class Y shares returned -1.43%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index (the “Index”), provided a total return of 0.21% for the same period.2

Municipal bonds declined during the reporting period as the Federal Reserve (the “Fed”) reduced interest rates amid a slowing economy and the COVID-19 pandemic. The fund underperformed the Index, primarily due to asset allocation and security selection.

The Fund’s Investment Approach

The fund seeks high, after-tax total return. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds. The fund normally invests at least 65% of its net assets in municipal bonds that provide income exempt from federal personal income tax. The fund may invest up to 35% of its net assets in taxable bonds. The fund invests principally in bonds rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund’s subadviser.3 The fund may invest up to 25% of its assets in bonds rated below investment grade.

We seek relative value opportunities among municipal bonds and invest selectively in taxable securities with the potential to enhance after-tax total return and/or reduce volatility. We use a combination of fundamental credit analysis and macroeconomic and quantitative inputs to identify undervalued sectors and securities, and we select municipal bonds using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies.

COVID-19 Concerns and Supply-Demand Factors Drove Municipal Bonds

Through most of the reporting period, the municipal bond market benefited from strong demand resulting from concerns about economic momentum. Demand was driven especially by investors in states with high income-tax rates. These investors moved into municipal bonds as a way to reduce their federal income taxes, which rose as a result of the cap on the federal deductibility of state and local taxes in the Tax Cuts and Jobs Act of 2017.

Actions by the Fed early in the period, including two rate cuts, also helped performance in the municipal bond market. This contributed to a decline in yields across the municipal bond yield curve, though investors largely favored longer-term issues, causing the municipal bond yield curve to flatten.

Supply increased somewhat during the reporting period, as low interest rates led issuers to seek to capture favorable financing. New issuance may have been inhibited by the absence of advance refunding, which was eliminated by the Tax Cuts and Jobs Act of 2017.

The municipal bond market continued to perform well early in 2020 until the emergence of the COVID-19 crisis, which resulted in turmoil and hindered returns, particularly in March.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

A conflict between Russia and Saudi Arabia over oil prices also contributed to economic deterioration and uncertainty, leading to a flight to quality.

Actions by the Fed, including two emergency rate cuts in March 2020, provided some support to the municipal bond market, but technical supply and demand factors became the predominant driver. Though the municipal bond market often benefits from economic uncertainty, in this environment that was not the case. Fears of widespread economic damage due to the COVID-19 caused investors to shift out of the municipal bond market, resulting in large outflows from municipal bond mutual funds. In a normal market, broker-dealers would step in to buy municipal bonds. But a decline in the municipal bond market, combined with a rally in the Treasury market, prevented them from hedging their municipal bond purchases by shorting Treasuries, as they normally do.

In addition, the municipal bond market was hurt by the inability of large investors to capitalize on the volatility. As municipal bond yields rose, insurance companies and other large investors were expected to step in, but since there was also a lack of liquidity in corporate bonds, which normally would have financed their municipal bond purchases, these investors were hindered in their ability to act. As a result, the municipal market yield spreads rose significantly, weakening performance.

Despite the market turmoil, fundamentals in the municipal bond market generally remained healthy during the reporting period. Steady but slower economic growth through most of the period supported tax revenues, fiscal balances and “rainy day” funds.

Asset Allocation and Security Selection Drove Performance

The fund’s performance versus the Index was hindered by asset allocation and security selection decisions. The fund’s overweight to revenue bonds detracted from returns, especially in the hospital, health care, prepaid gas, industrial development and transportation sectors. Security selections in these sectors also contributed negatively to fund performance. An underweight to general obligation bonds, which benefited somewhat from the market’s flight to quality, also detracted from returns.

On the other hand, yield curve positioning was advantageous to the fund. An overweight to shorter-term issues in the tax-exempt market was additive to performance, as were positions in the taxable market, which tends to be concentrated in shorter-term issues. The fund did not make use of derivatives during the reporting period.

Positioned for Economic Uncertainty

Despite the recent turmoil and the continuing economic uncertainty, we remain constructive on the market. The market will be supported by programs recently announced by the Fed, including direct lending to municipalities. In addition, we believe the portfolio is well-positioned for a period of economic uncertainty, given our diversified pool of revenue bond positions. These are concentrated in essential services and are therefore less sensitive to the performance of the economy. Historically, such a portfolio has performed relatively well in times of economic uncertainty. Moreover, we have also reduced exposure to lower quality

4

sectors and those that may be affected by effects of the COVID-19 crisis. In this environment, we are maintaining an average duration that is slightly longer than that of the Index.

April 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Dividends paid by the fund will be exempt from federal income tax to the extent such dividends are derived from interest paid on principal obligations. The fund also may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc., pursuant to an agreement in effect through January 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index is composed of an equal-weighted composite of the 3-Year, 5-Year, 7-Year, and 10-Year Bloomberg Barclays U.S. Municipal Bond Indices. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Tax Sensitive Total Return Bond Fund from October 1, 2019 to March 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.52	$7.23	$2.28	$2.28
Ending value (after expenses)	$984.40	$980.70	$985.70	$985.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$3.59	$7.36	$2.33	$2.33
Ending value (after expenses)	$1,021.45	$1,017.70	$1,022.70	$1,022.70

†Expenses are equal to the fund’s annualized expense ratio of .71% for Class A, 1.46% for Class C, .46% for Class I and .46% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

March 31, 2020 (Unaudited)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 10.0%
Asset-Backed Certificates - .4%
Carrington Mortgage Loan Trust, Ser. 2006-NC5, Cl. A2, 1 Month LIBOR +.11%	1.06	1/25/2037	119,785	[a]	115,594
Daimler Trucks Retail Trust, Ser. 2018-1, Cl. A3	2.85	7/15/2021	416,457	[b]	415,886
				531,480
Asset-Backed Ctfs./Auto Receivables - 3.6%
Capital Auto Receivables Asset Trust, Ser. 2018-1, Cl. A4	2.93	6/20/2022	1,000,000	[b]	996,359
Enterprise Fleet Financing, Ser. 2018-1, Cl. A2	2.87	10/20/2023	628,121	[b]	625,551
Ford Credit Floorplan Master Owner Trust, Ser. 2018-1, Cl. A1	2.95	5/15/2023	1,000,000		1,000,529
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A3	3.23	5/10/2022	980,250	[b]	987,976
Santander Retail Auto Lease Trust, Ser. 2018-A, Cl. A3	2.93	5/20/2021	625,297	[b]	625,817
				4,236,232
Banks - 1.7%
Citigroup, Sr. Unscd. Notes	2.88	7/24/2023	1,000,000		1,009,187
JPMorgan Chase & Co., Sr. Unscd. Notes	3.80	7/23/2024	1,000,000		1,048,070
				2,057,257
Collateralized Municipal-Backed Securities - 1.2%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,250,000	[b]	1,441,150
Health Care - 3.1%
SSM Health Care Corp., Sr. Unscd. Notes, Ser. 2018	3.69	6/1/2023	3,645,000		3,706,512
Total Bonds and Notes (cost $11,666,844)			11,972,631

Long-Term Municipal Investments - 89.3%
Arizona - 1.4%
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	4.80	7/1/2028	1,600,000	[b]	1,613,824

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 89.3% (continued)
Arkansas - 1.8%
Arkansas Development Finance Authority, Revenue Bonds, Refunding (Washington Regional Medical Center) Ser. B	5.00	2/1/2025	1,835,000	2,113,204
California - 2.4%
California Municipal Finance Authority, Revenue Bonds, Refunding (William Jessup University)	5.00	8/1/2027	1,100,000	1,174,998
California Statewide Communities Development Authority, Revenue Bonds (Loma Linda University Medical Center Obligated Group) Ser. A	5.00	12/1/2031	525,000	[b] 586,404
Los Angeles Community Facilities District, Special Tax Bonds, Refunding	5.00	9/1/2028	985,000	1,133,262
				2,894,664
Colorado - 1.9%
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2029	1,000,000	1,205,460
Denver Convention Center Hotel Authority, Revenue Bonds, Refunding	5.00	12/1/2031	1,000,000	1,022,520
				2,227,980
Connecticut - 2.3%
Connecticut, GO, Ser. A	5.00	10/15/2025	1,000,000	1,113,940
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2033	1,000,000	1,118,230
Connecticut, Revenue Bonds, Ser. A	5.00	9/1/2026	500,000	570,885
				2,803,055
District of Columbia - .8%
District of Columbia, Revenue Bonds (Ingleside Rock Creek Project) Ser. B	3.88	7/1/2024	1,000,000	941,290
Florida - 5.6%
Atlantic Beach, Revenue Bonds (Fleet Landing Project) Ser. B2	3.00	11/15/2023	1,250,000	1,225,150
Florida Higher Educational Facilities Financial Authority, Revenue Bonds, Refunding (Nova Southeastern University Project)	5.00	4/1/2026	1,000,000	1,154,450
Jacksonville, Revenue Bonds, Refunding	5.00	10/1/2027	1,000,000	1,152,240

8

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 89.3% (continued)
Florida - 5.6% (continued)
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2033	1,000,000	1,120,550
Reedy Creek Improvement District, GO, Refunding, Ser. A	1.87	6/1/2026	1,435,000	1,411,538
Village Community Development District No. 7, Special Assessment Bonds, Refunding	3.00	5/1/2020	575,000	575,483
				6,639,411
Georgia - 6.3%
Fulton County Development Authority, Revenue Bonds (WellStar Health System Obligated Group) Ser. A	5.00	4/1/2036	1,000,000	1,191,150
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Unis 3 & 4 Project)	5.00	1/1/2030	1,145,000	1,336,490
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project One) Ser. A	5.00	1/1/2021	1,000,000	1,017,310
Main Street Natural Gas, Revenue Bonds, Ser. B, 1 Month LIBOR x.67 +.75%	1.81	9/1/2023	1,000,000	[a] 996,060
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	1,750,000	1,824,305
The Atlanta Development Authority, Revenue Bonds, Ser. A1	5.00	7/1/2029	1,000,000	1,132,070
				7,497,385
Hawaii - 1.9%
Hawaii Airports System, Revenue Bonds, Ser. A	5.00	7/1/2028	1,000,000	1,162,740
Hawaii Department of Budget & Finance, Revenue Bonds, Refunding (Hawaiian Electric Co.)	4.00	3/1/2037	1,090,000	1,135,006
				2,297,746
Illinois - 13.7%
Chicago Il Wastewater Transmission, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2032	1,000,000	1,113,820
Chicago Il Wastewater Transmission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2026	1,000,000	1,154,630
Chicago Il Waterworks, Revenue Bonds (2nd LIEN Project)	5.00	11/1/2026	1,000,000	1,136,790
Chicago O'Hare International Airport, Revenue Bonds	5.25	1/1/2024	1,000,000	1,083,610

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 89.3% (continued)
Illinois - 13.7% (continued)
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2035	750,000	842,775
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2028	1,000,000	1,078,930
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2035	1,000,000	1,211,370
Illinois Finance Authority, Revenue Bonds, Refunding (Rosalind Franklin University)	5.00	8/1/2035	1,100,000	1,179,937
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2026	1,000,000	1,149,120
Illinois State Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2031	1,000,000	1,162,940
Illinois State Toll Highway Authority, Revenue Bonds, Ser. B	5.00	1/1/2027	1,000,000	1,170,650
Metropolitan Pier & Exposition Authority, Revenue Bonds, Refunding (McCormick Place Project) Ser. B	5.00	12/15/2028	1,000,000	1,008,220
Northern Illinois University, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	5.00	4/1/2027	550,000	648,967
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2030	750,000	888,562
University of Illinois, Revenue Bonds, Refunding, Ser. C	5.00	4/1/2025	1,450,000	1,520,006
				16,350,327
Iowa - .8%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co.)	3.13	12/1/2022	1,000,000	938,780
Kansas - .8%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Obligated Group Project) Ser. B	4.00	11/15/2025	1,000,000	946,790
Kentucky - 1.0%
Louisville County Metropolitan Government, Revenue Bonds (Norton Healthcare Obligated Group)	5.00	10/1/2026	1,000,000	1,136,460

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 89.3% (continued)
Louisiana - .4%
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	5/15/2020	500,000	501,400
Maryland - 3.0%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B	5.00	7/1/2032	1,000,000	1,207,260
Maryland Transportation Authority, Revenue Bonds	5.00	6/1/2028	2,000,000	2,399,120
				3,606,380
Massachusetts - 2.7%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2028	1,000,000	1,158,430
Massachusetts Educational Financing Authority, Revenue Bonds, Ser. B	5.00	7/1/2026	1,200,000	1,416,336
Massachusetts Port Authority, Revenue Bonds, Refunding (Bosfuel Project) Ser. A	5.00	7/1/2032	500,000	602,515
				3,177,281
Michigan - 1.0%
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2030	1,000,000	1,142,510
Minnesota - .8%
Duluth Independent School District No. 709, COP, Refunding, Ser. B	5.00	2/1/2024	800,000	903,104
Missouri - 2.9%
Missouri Development Finance Board, Revenue Bonds, Refunding (Branson Landing Project) Ser. A	5.00	6/1/2028	1,000,000	1,108,590
Missouri Development Finance Board, Revenue Bonds, Refunding (Branson Landing Project) Ser. A	5.00	6/1/2023	1,000,000	1,107,960
Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (St. Luke's Health System Obligated Group)	5.00	11/15/2027	1,000,000	1,207,610
				3,424,160

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 89.3% (continued)
New Jersey - 7.2%
New Jersey Economic Development Authority, Revenue Bonds, Refunding (New Jersey - American Water Company Project) Ser. C	5.10	6/1/2023	1,000,000		1,005,180
New Jersey Economic Development Authority, Revenue Bonds, Refunding (Port Newark Container Terminal LLC Project)	5.00	10/1/2023	1,000,000		1,062,850
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2021	1,000,000		1,027,720
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.00	6/15/2026	1,000,000		1,076,080
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. 2015-1A	5.00	12/1/2024	1,000,000		1,144,360
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2022	1,000,000		1,087,280
New Jersey Transportation Trust Fund Authority, Revenue Bonds	5.00	6/15/2029	1,120,000		1,235,293
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. B	3.20	6/1/2027	1,000,000		995,520
				8,634,283
New York - 7.4%
New York City, GO, Ser. D2	3.86	12/1/2028	2,000,000		2,246,520
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2026	450,000		497,246
New York City Transitional Finance Authority, Revenue Bonds, Ser. E2	2.63	2/1/2023	1,000,000		1,029,000
New York State Dormitory Authority, Revenue Bonds, Refunding (Orange Regional Medical Center Obligated Group)	5.00	12/1/2027	800,000	[b]	950,936
New York State Urban Development Corp., Revenue Bonds, Refunding, Ser. B	2.67	3/15/2023	1,000,000		1,012,580
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. B	3.50	11/1/2024	1,000,000	[b]	966,230
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2032	1,000,000		1,105,120
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2022	1,000,000		1,039,040
				8,846,672

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 89.3% (continued)
Oklahoma - .8%
Oklahoma Development Finance Authority, Revenue Bonds (Gilcrease Developers LLC)	1.63	7/6/2023	1,000,000	967,400
Pennsylvania - 8.1%
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2028	1,000,000	1,224,560
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	1,500,000	1,584,300
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	1,000,000	1,023,700
Pennsylvania Housing Finance Agency, Revenue Bonds, Refunding, Ser. 114A	3.35	10/1/2026	1,000,000	1,023,210
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding	5.00	12/1/2033	1,000,000	1,217,440
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2029	1,000,000	1,167,300
Philadelphia Airport, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2027	1,000,000	1,183,700
The School District of Philadelphia, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2027	1,000,000	1,219,960
				9,644,170
Rhode Island - 2.1%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2025	1,250,000	1,455,475
Rhode Island Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2026	1,000,000	1,088,220
				2,543,695
South Carolina - .9%
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. C	5.00	12/1/2021	1,000,000	1,057,450
Tennessee - 2.1%
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	5.25	9/1/2026	1,120,000	1,254,971
Tennessee Energy Acquisition Corp., Revenue Bonds, Ser. A	4.00	5/1/2023	1,250,000	1,281,162
				2,536,133

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 89.3% (continued)
Texas - 7.4%
Central Texas Regional Mobility Authority, Revenue Bonds, Refunding	5.00	1/1/2027	1,250,000	1,389,050
Central Texas Regional Mobility Authority, Revenue Bonds, Ser. A	5.00	1/1/2031	1,175,000	1,281,467
Clifton Higher Education Finance Corp., Revenue Bonds (International American Education Federation) Ser. D	5.75	8/15/2033	1,000,000	1,075,750
Dallas Love Field, Revenue Bonds	5.00	11/1/2027	1,000,000	1,137,840
Harris County-Houston Sports Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2029	750,000	856,958
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. A, 1 Month MUNIPSA +.90%	5.61	5/1/2020	2,000,000	[a] 2,000,460
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,000,000	[b] 1,023,380
				8,764,905
Virginia - .8%
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	1,000,000	1,008,080
Washington - 1.0%
Port of Seattle, Revenue Bonds	5.00	4/1/2027	1,000,000	1,189,930
Total Long-Term Municipal Investments (cost $104,577,074)			106,348,469
Total Investments (cost $116,243,918)			99.3%	118,321,100
Cash and Receivables (Net)			0.7%	818,758
Net Assets			100.0%	119,139,858

a Variable rate security—rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, these securities were valued at $10,233,513 or 8.59% of net assets.

14

Portfolio Summary (Unaudited) †	Value (%)
General	15.3
Medical	12.1
Education	10.5
Transportation	10.3
Airport	7.1
Water	5.1
Tobacco Settlement	5.0
Development	4.8
Student Loan	4.3
General Obligation	4.0
Asset-Backed	4.0
Nursing Homes	3.5
Power	2.9
Utilities	2.6
Banks	1.7
Multifamily Housing	1.6
School District	1.0
Special Tax	.9
Facilities	.9
Single Family Housing	.9
Pollution	.8
99.3

† Based on net assets.

See notes to financial statements.

15

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EFFE	Effective Federal Funds Rate	EURIBOR	Euro Interbank Offered Rate
FCPR	Farm Credit Prime Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	P-FLOATS	Puttable Floating Option Tax-Exempt Receipts
PILOT	Payment in Lieu of Taxes	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	OBFR	Overnight Bank Funding Rate
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SOFR	Secured Overnight Financing Rate	SONYMA	State of New York Mortgage Agency
SPEARS	Short Puttable Exempt Adjustable Receipts	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2020 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	116,243,918	118,321,100
Cash		450,529
Interest receivable		1,330,242
Prepaid expenses		32,765
		120,134,636
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		34,378
Payable for investment securities purchased		667,684
Payable for shares of Beneficial Interest redeemed		248,455
Trustees’ fees and expenses payable		1,607
Other accrued expenses		42,654
		994,778
Net Assets ($)		119,139,858
Composition of Net Assets ($):
Paid-in capital		113,526,758
Total distributable earnings (loss)		5,613,100
Net Assets ($)		119,139,858

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	3,505,114	134,919	115,251,104	248,721
Shares Outstanding	158,212	6,087.25	5,197,992	11,219
Net Asset Value Per Share ($)	22.15	22.16	22.17	22.17

See notes to financial statements.

17

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2020 (Unaudited)

Investment Income ($):
Interest Income	2,245,763
Expenses:
Investment advisory fee—Note 3(a)	309,643
Professional fees	46,964
Administration fee—Note 3(a)	46,447
Registration fees	37,726
Shareholder servicing costs—Note 3(c)	9,820
Trustees’ fees and expenses—Note 3(d)	8,126
Chief Compliance Officer fees—Note 3(c)	6,683
Prospectus and shareholders’ reports	6,656
Custodian fees—Note 3(c)	5,138
Interest expense—Note 2	4,649
Loan commitment fees—Note 2	2,925
Distribution fees—Note 3(b)	524
Miscellaneous	20,310
Total Expenses	505,611
Less—reduction in expenses due to undertaking—Note 3(a)	(143,605)
Less—reduction in fees due to earnings credits—Note 3(c)	(4,392)
Net Expenses	357,614
Investment Income—Net	1,888,149
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	6,023,896
Net change in unrealized appreciation (depreciation) on investments	(10,069,022)
Net Realized and Unrealized Gain (Loss) on Investments	(4,045,126)
Net (Decrease) in Net Assets Resulting from Operations	(2,156,977)

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Operations ($):
Investment income—net	1,888,149	6,837,311
Net realized gain (loss) on investments	6,023,896	1,784,326
Net change in unrealized appreciation (depreciation) on investments	(10,069,022)	11,286,618
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,156,977)	19,908,255
Distributions ($):
Distributions to shareholders:
Class A	(146,873)	(156,615)
Class C	(5,688)	(2,801)
Class I	(5,978,281)	(6,752,586)
Class Y	(11,924)	(8,977)
Total Distributions	(6,142,766)	(6,920,979)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	525,844	2,026,265
Class I	10,216,205	58,223,138
Distributions reinvested:
Class A	142,107	153,803
Class C	5,270	2,647
Class I	5,433,937	6,385,459
Class Y	537	8,951
Cost of shares redeemed:
Class A	(1,410,428)	(4,543,150)
Class C	(3,127)	(61,626)
Class I	(159,541,342)	(72,844,817)
Class Y	-	(268,004)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(144,630,997)	(10,917,334)
Total Increase (Decrease) in Net Assets	(152,930,740)	2,069,942
Net Assets ($):
Beginning of Period	272,070,598	270,000,656
End of Period	119,139,858	272,070,598

19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended March 31, 2020 (Unaudited)	Year Ended September 30, 2019
Capital Share Transactions (Shares):
Class A
Shares sold	22,935	89,249
Shares issued for distributions reinvested	6,230	6,690
Shares redeemed	(60,217)	(194,716)
Net Increase (Decrease) in Shares Outstanding	(31,052)	(98,777)
Class C
Shares issued for distributions reinvested	231	115
Shares redeemed	(137)	(2,637)
Net Increase (Decrease) in Shares Outstanding	94	(2,522)
Class I
Shares sold	440,979	2,531,053
Shares issued for distributions reinvested	237,617	277,153
Shares redeemed	(6,827,708)	(3,155,305)
Net Increase (Decrease) in Shares Outstanding	(6,149,112)	(347,099)
Class Y
Shares issued for distributions reinvested	23	390
Shares redeemed	-	(11,747)
Net Increase (Decrease) in Shares Outstanding	23	(11,357)

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	March 31, 2020	Year Ended September 30,
Class A Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.53	22.46	23.05	23.43	23.00	23.15
Investment Operations:
Investment income—net[a]	.25	.51	.49	.48	.49	.52
Net realized and unrealized gain (loss) on investments	(.60)	1.08	(.57)	(.35)	.51	.02
Total from Investment Operations	(.35)	1.59	(.08)	.13	1.00	.54
Distributions:
Dividends from Investment income—net	(.25)	(.51)	(.48)	(.47)	(.48)	(.51)
Dividends from net realized gain on investments	(.78)	(.01)	(.03)	(.04)	(.09)	(.18)
Total Distributions	(1.03)	(.52)	(.51)	(.51)	(.57)	(.69)
Net asset value, end of period	22.15	23.53	22.46	23.05	23.43	23.00
Total Return (%)[b]	(1.56)[c]	7.17	(.36)	.59	4.40	2.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[d]	.88	.85	.85	.88	.89
Ratio of net expenses to average net assets	.71[d]	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.19[d]	2.24	2.10	2.08	2.07	2.24
Portfolio Turnover Rate	10.00[c]	29.19	31.75	20.30	29.16	29.93
Net Assets, end of period ($ x 1,000)	3,505	4,454	6,469	16,714	5,551	6,319

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 31, 2020		Year Ended September 30,
Class C Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.54	22.47	23.06	23.43	23.00	23.16
Investment Operations:
Investment income—net[a]	.17	.34	.29	.30	.31	.35
Net realized and unrealized gain (loss) on investments	(.60)	1.08	(.54)	(.33)	.51	.01
Total from Investment Operations	(.43)	1.42	(.25)	(.03)	.82	.36
Distributions:
Dividends from investment income—net	(.17)	(.34)	(.31)	(.30)	(.30)	(.34)
Dividends from net realized gain on investments	(.78)	(.01)	(.03)	(.04)	(.09)	(.18)
Total Distributions	(.95)	(.35)	(.34)	(.34)	(.39)	(.52)
Net asset value, end of period	22.16	23.54	22.47	23.06	23.43	23.00
Total Return (%)[b]	(1.93)[c]	6.36	(1.12)	(.11)	3.62	1.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.24[d]	2.02	1.84	1.64	1.70	1.69
Ratio of net expenses to average net assets	1.46[d]	1.45	1.45	1.45	1.45	1.45
Ratio of net investment income to average net assets	1.46[d]	1.49	1.33	1.34	1.32	1.49
Portfolio Turnover Rate	10.00[c]	29.19	31.75	20.30	29.16	29.93
Net Assets, end of period ($ x 1,000)	135	141	191	585	754	744

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

22

Six Months Ended
March 31, 2020		Year Ended September 30,
Class I Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.55	22.48	23.07	23.44	23.01	23.16
Investment Operations:
Investment income—net[a]	.28	.57	.54	.53	.54	.57
Net realized and unrealized gain (loss) on investments	(.60)	1.08	(.56)	(.33)	.51	.03
Total from Investment Operations	(.32)	1.65	(.02)	.20	1.05	.60
Distributions:
Dividends from Investment income—net	(.28)	(.57)	(.54)	(.53)	(.53)	(.57)
Dividends from net realized gain on investments	(.78)	(.01)	(.03)	(.04)	(.09)	(.18)
Total Distributions	(1.06)	(.58)	(.57)	(.57)	(.62)	(.75)
Net asset value, end of period	22.17	23.55	22.48	23.07	23.44	23.01
Total Return (%)	(1.43)[b]	7.48	(.10)	.84	4.65	2.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.65[c]	.55	.55	.56	.57	.58
Ratio of net expenses to average net assets	.46[c]	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.45[c]	2.49	2.36	2.33	2.32	2.48
Portfolio Turnover Rate	10.00[b]	29.19	31.75	20.30	29.16	29.93
Net Assets, end of period ($ x 1,000)	115,251	267,212	262,833	248,973	217,617	191,558

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
March 3, 2020		Year Ended September 30,
Class Y Shares	(Unaudited)	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	23.55	22.48	23.06	23.43	23.00	23.16
Investment Operations:
Investment income—net[a]	.28	.57	.54	.54	.54	.57
Net realized and unrealized gain (loss) on investments	(.60)	1.08	(.55)	(.34)	.51	.02
Total from Investment Operations	(.32)	1.65	(.01)	.20	1.05	.59
Distributions:
Dividends from Investment income—net	(.28)	(.57)	(.54)	(.53)	(.53)	(.57)
Dividends from net realized gain on investments	(.78)	(.01)	(.03)	(.04)	(.09)	(.18)
Total Distributions	(1.06)	(.58)	(.57)	(.57)	(.62)	(.75)
Net asset value, end of period	22.17	23.55	22.48	23.06	23.43	23.00
Total Return (%)	(1.43)[b]	7.48	(.11)	.88	4.66	2.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67[c]	.57	.56	.55	.57	.59
Ratio of net expenses to average net assets	.46[c]	.45	.45	.45	.45	.45
Ratio of net investment income to average net assets	2.46[c]	2.49	2.35	2.33	2.32	2.48
Portfolio Turnover Rate	10.00[b]	29.19	31.75	20.30	29.16	29.93
Net Assets, end of period ($ x 1,000)	249	264	507	6,980	995	970

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Tax Sensitive Total Return Bond Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek a high after-tax total return. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

The Trust’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

26

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on

27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2020 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	−	4,767,712	−	4,767,712
Collateralized Municipal-Backed Securities	−	1,441,150	−	1,441,150
Corporate Bonds	−	5,763,769	−	5,763,769
Municipal Securities	−	106,348,469	−	106,348,469

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies

28

worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2020, the fund did not incur any interest or penalties.

29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each tax year in the three-year period ended September 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2019 was as follows: tax-exempt income $6,334,403, ordinary income $532,561 and long-term capital gains $54,015. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended March 31, 2020 was approximately $349,180 with a related weighted average annualized rate of 2.66%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the fund has agreed to pay an investment advisory fee at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from October 1, 2019 through January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment

30

fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after January 31, 2021, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $143,605 during the year ended March 31, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net asset. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has

31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’ costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $46,447 during the period ended March 31, 2020.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended March 31, 2020, Class C shares were charged $524 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2020, Class A and Class C shares were charged $4,434 and $175, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account

32

basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2020, the fund was charged $3,626 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2020, the fund was charged $5,138 pursuant to the custody agreement. These fees were partially offset by earnings credits of $4,392.

During the period ended March 31, 2020, the fund was charged $6,683 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $42,154, administration fees of $6,323, Distribution Plan fees of $86, Shareholder Services Plan fees of $779, custodian fees of $3,456, Chief Compliance Officer fees of $3,329 and transfer agency fees of $1,240, which are offset against an expense reimbursement currently in effect in the amount of $22,989.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended March 31, 2020, amounted to $15,798,774 and $161,936,469, respectively.

At March 31, 2020, accumulated net unrealized appreciation on investments was $2,077,182, consisting of $3,231,272 gross unrealized appreciation and $1,154,090 gross unrealized depreciation.

At March 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 26-27, 2020, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory services and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of intermediate municipal debt funds (the “Performance Group”) and with a broader group of all retail and institutional intermediate municipal debt funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of

34

institutional intermediate municipal debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was lower than the Performance Group median and higher than the Performance Universe median for all periods. The Board also considered that the fund’s yield performance was at or above the Performance Group median for three of the ten one-year periods ended December 31st and at or above the Performance Universe median for five of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee and that the fund’s actual management fee was equal to the Expense Group median but slightly higher than the Expense Universe median actual management fee. This information also showed that the fund’s total expenses were lower than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until January 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the fund’s average daily net assets.

The Board considered the fee to the Subadviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT ADVISORY, ADMINISTRATION AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Board also took into consideration that the Subadviser’s fee is paid by the Adviser (out of its fee from the fund) and not the fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the fund and its shareholders.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect

36

potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

37

For More Information

BNY Mellon Tax Sensitive Total Return Bond Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DSDAX Class C: DSDCX Class I: SDITX Class Y: SDYTX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6935SA0320

Item 2.           Code of Ethics.

                        Not applicable.

Item 3.           Audit Committee Financial Expert.

                        Not applicable.

Item 4.           Principal Accountant Fees and Services.

                        Not applicable.

Item 5.           Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.           Investments.

(a)                   Not applicable.

Item 7.           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.           Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                        There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)           The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)           There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.        Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)      Not applicable.

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)      Not applicable.

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      May 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Renee LaRoche-Morris

                Renee LaRoche-Morris

                President (Principal Executive Officer)

Date:      May 26, 2020

By:         /s/ James Windels

                James Windels

                Treasurer (Principal Financial Officer)

Date:    May 26, 2020

EXHIBIT INDEX

(a)(2)      Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)           Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)